             Janus Income Funds

         1999 Semiannual Report

                       Janus Flexible Income Fund                       Janus Money Market Fund
                       Janus High-Yield Fund                            Janus Government Money Market Fund
                       Janus Federal Tax-Exempt Fund                    Janus Tax-Exempt Money Market Fund
                       Janus Short-Term Bond Fund

       [JANUS LOGO]

            Janus Income Funds



                        Table of Contents


To Our Shareholders.....................   1
Portfolio Manager's Commentary and
  Schedule of Investments
     Janus Flexible Income Fund.........   2
     Janus High-Yield Fund..............   8
     Janus Federal Tax-Exempt Fund......  13
     Janus Short-Term Bond Fund.........  18
     Janus Money Market Funds...........  22
     Janus Government Money Market
       Fund.............................  27
     Janus Tax-Exempt Money Market
       Fund.............................  29
Statements of Operations - Bond Funds...  32
Statements of Assets and Liabilities -
     Bond Funds.........................  33
Statements of Changes in Net Assets -
     Bond Funds.........................  34
Financial Highlights - Bond Funds.......  35
Statements of Operations - Money Market
     Funds..............................  37
Statements of Assets and Liabilities -
     Money Market Funds.................  37
Statements of Changes in Net Assets -
     Money Market Funds.................  38
Financial Highlights - Money Market
     Funds..............................  39
Notes to Schedules of Investments.......  43
Notes to Financial Statements...........  44
Explanation of Charts and Tables........  47
Year 2000 Discussion....................  49


                                                                    [JANUS LOGO]

To Our Shareholders

[Tom Bailey Photo]
Tom Bailey
chairman

The past six months have been challenging for the fixed-income markets. Financial turmoil in developing economies and the ensuing fear of a global recession triggered a "dash for cash" last fall. Investors consequently fled to the securities they perceived as the safest and most liquid, U.S. Treasury bonds, and left the remainder of the bond market behind.

Near the end of 1998, however, the global outlook brightened in response to three cuts in short-term interest rates by the Federal Reserve Board. The perception that the Fed had headed off a potential recession in the U.S. helped raise investors' tolerance for risk, and a steady stream of money began to flow back into the markets. Investment-grade and high-yield bonds both responded favorably to this turn of events, while yields on Treasury bonds softened.

As economic growth pushed onward, the higher returns offered by stocks prompted many investors to once again bypass the majority of the bond market. However, high-yield bonds were the exception. They correspond closely with stocks and therefore participated in the stock market's recent advances, although to a lesser extent.

Despite the economy's vigor, inflation remained under control. Much of this restraint can be attributed to the positive influence technology has had on the way companies do business. Not only has technology contributed to a rise in productivity, it's also helped keep a lid on wage inflation. Additionally, the Internet and the increasingly competitive and interdependent global marketplace have kept raw material and consumer price inflation at bay.

In the midst of the volatility that has transpired, our income funds held their ground during the period. Our performance was aided by the decision to invest in only the highest-quality securities and strongest issuers within each asset class, primarily here in the U.S.

Going forward, we expect economic growth to moderate slightly from its current levels. The last few years have shown an acceleration in consumer spending during the first quarter because of year-end bonuses and tax refunds, followed by a slowdown in growth during the second and third quarters. This pattern will likely continue in 1999, providing a supportive background for bonds. We're also keeping a close eye on recent concerns regarding potential labor shortages and increasing wages, which could lead to rising inflation and impact the economy.

Nonetheless, we are confident our fundamental, bottom-up analysis and intensive research will enable us to find the best investment opportunities for your money, regardless of where the market is headed.

Finally, I'd like to thank you for your continued confidence and investment with Janus.

/s/ TOM BAILEY
Tom Bailey

                                         Janus Income Funds / April 30, 1999   1

Janus Flexible Income Fund

     [Ronald Speaker Photo]
     Ronald Speaker
     portfolio manager

Janus Flexible Income Fund returned 3.70% for the six months ended April 30, 1999, compared with (0.12%) for the Lehman Brothers Government/Corporate Bond Index.(1) This performance placed the Fund in the top quartile for the 12 months ended April 30, 1999. Out of 36 general bond funds tracked by Lipper, Inc., a leading mutual fund rating company, Janus Flexible Income Fund placed 5th.(2)

We continued to employ a flexible strategy, investing in a sampling of strong opportunities from every corner of the fixed-income universe. This approach enabled us to remain nimble in the face of market changes. One change in particular was a dramatic recovery in the prices of corporate debt securities during the last two months of 1998, a time when the U.S. stock market was advancing sharply. The spreads, or differences in yield, between Treasury and corporate securities narrowed considerably from peak levels during the August to October credit crunch, as investors increasingly regained their confidence about corporate business prospects. The Federal Reserve Board played an important role in this process by lowering short-term interest rates again in November, following cuts earlier in the fall.

Fears of an economic slowdown continued to abate in the first four months of 1999 as the U.S. economy, spurred by increasing consumer spending, low unemployment and rising wages, helped push the Dow Jones Industrial Average up through the 10,000-point barrier. In response to the strong performance of the stock market, the price on the benchmark 10-year Treasury bond fell 5% and yields rose from 4.7% to 5.35%.

In order to protect the Fund from these developments, we reduced our weighting in Treasury securities, which were more vulnerable than corporates to the rise in long-term interest rates we saw in the first quarter. Our new purchases in the corporate sector focused on securities with intermediate-term maturities, which are typically less volatile than longer-dated issues. In keeping with the Fund's current emphasis on liquidity, our allocation of investment-grade bonds increased and, at the end of April 1999, accounted for nearly 40% of the Fund. Meanwhile, our weighting in high-yield bonds, after dipping to roughly 23% around the end of 1998, ended the period at about 37%. We increased the Fund's weighting in this sector in response to the ongoing strength in stocks, with which the high-yield market tends to have a high correlation.

Areas that were well-represented in the Fund's holdings included consumer-oriented industries such as cable and supermarkets. In the supermarket industry, our Fred Meyer positions continued to do well, as did cable holdings in Time Warner, TCI Communications and Jones Intercable. We also established a significant new high-yield position in Charter Communications, a cable company controlled by Microsoft co-founder Paul Allen. Charter and several of our other cable holdings are all benefiting from new

PORTFOLIO ASSET MIX    April 30, 1999   October 31, 1998
--------------------------------------------------------
Investment-Grade
  Corporate Bonds               38.4%              32.7%
High-Yield/High-Risk
  Corporate Bonds               37.3%              30.3%
U.S. Government Bonds           15.3%              25.4%
Foreign Non-Dollar Bonds         2.5%               2.1%
Preferred Stock                  2.4%               1.6%
Cash & Cash Equivalents          4.1%               7.9%
--------------------------------------------------------

FUND PROFILE                      April 30, 1999   October 31, 1998
-------------------------------------------------------------------
Weighted Average Maturity               8.9 Yrs.           9.1 Yrs.
Average Modified Duration*              6.0 Yrs.           6.1 Yrs.
30-Day Average Yield**                     6.57%              6.05%
Average Rating                              BBB+                  A
-------------------------------------------------------------------

*A theoretical measure of price volatility.
**Yields will fluctuate.

(1) Both returns include reinvested dividends.

(2) A general bond fund is defined by Lipper, Inc. as "a fund that does not have any quality or maturity restrictions. Intends to keep bulk of assets in corporate and government debt issues." As of April 30, 1999, Janus Flexible Income Fund ranked 1/11 of general bond funds for the 5 year period and 2/5 for the 10 year period. The ranking is based upon total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

 2  Janus Income Funds / April 30, 1999
value-added services made possible by the applications of broadband technology, which include high-speed Internet access, cable telephony and video-on-demand. Meanwhile, our bonds in Qwest Communications, an operator of fiber-optic telecommunications systems, also performed well. This company benefited from merger and joint venture activity within the telecommunications industry. Moder-ating our returns during the period were Treasuries, which experienced a decline in prices when interest rates rose in the first quarter. In corporate issues, SIG Capital Trust, a company that provides nonstandard auto and crop insurance, was hurt by pricing pressure and uncooperative weather, which caused its bonds to fall short of our expectations.

While Treasuries were the main drivers of our performance last summer, the markets reversed during the period. As a result, the credit-sensitive and high-yield sectors outperformed and investors seeking relative risk versus the safety of Treasuries were rewarded.

Although we were somewhat surprised by the strength of the U.S. economy during the first half of our fiscal year, I feel it will moderate as we head into this all-important close of the century. For the remainder of the year, we hope to take advantage of the higher yields currently being offered in the bond market since interest rates have risen somewhat. Going forward, I assure you that we still have a large universe of great companies to choose from, and finding those companies remains our passion.

Thank you for your investment in Janus Flexible Income Fund.

             PERFORMANCE OVERVIEW
             [GRAPH]
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Flexible Income Fund and the Lehman Brothers Government/Corporate Bond Index. Janus Flexible Income Fund is represented by a shaded area of blue. The Lehman Brothers Government/Corporate Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 7, 1987 through April 30, 1999.
The lower right quadrant reflects the ending value of the hypothetical investment in Janus Flexible Income Fund at $28,384 as compared to the Lehman Brothers Government/Corporate Bond Index at $26,724.

                Average Annual Total Return
                for the periods ended April 30, 1999
                One Year, 6.10%
                Five Year, 9.67%
                Ten Year, 9.23%
                Since 7/7/87*, 9.22%

                JANUS FLEXIBLE INCOME FUND - $28,384

                Lehman Brothers
                Government/Corporate
                Bond Index - $26,724



*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. Prior to 1994, the advisor voluntarily waived certain fund expenses for Janus Flexible Income Fund. Without such waivers, yields and total returns would have been lower. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                         MARKET VALUE
-----------------------------------------------------------------------
Corporate Bonds - 75.7%
Automotive - Truck Parts and Equipment - 1.2%
 $ 4,000,000  Dana Corp., 6.25%
               notes, due 3/1/04............................$ 4,005,000
  10,000,000  Federal-Mogul Corp., 7.50%
               notes, due 1/15/09(+)..........................9,775,000
   2,000,000  Safelite Glass Corp., 9.875%
               senior subordinated notes, due 12/15/06(+).....1,920,000
                                                             15,700,000
Beverages - Non-Alcoholic - 1.1%
  15,000,000  Coca-Cola Enterprises, Inc., 6.95%
               debentures, due 11/15/26......................15,168,750
Beverages - Wine and Spirits - 0.7%
  10,000,000  Joseph E. Seagram & Sons, Inc., 6.80%
               company guaranteed notes, due 12/15/08........10,000,000
Brewery - 0.7%
  10,000,000  Anheuser-Busch Companies, Inc., 5.65%
               notes, due 9/15/08.............................9,725,000
Broadcast Services and Programming - 0.4%
 $ 2,085,000  Digital Television Services, Inc., 12.50%
               company guaranteed notes, due 8/1/07.........$ 2,314,350
   3,000,000  Echostar DBS Corp., 9.375%
               senior notes, due 2/1/09(+)....................3,127,500
                                                              5,441,850
Cable Television - 6.5%
   3,000,000  Century Communications Corp., 8.75%
               senior notes, due 10/1/07......................3,135,000
  40,000,000  Charter Communications Holdings L.L.C.
               8.625%, senior notes, due 4/1/09(+)...........41,000,000
  11,000,000  Jones Intercable, Inc., 7.625%
               senior notes, due 4/15/08.....................11,742,500
  12,000,000  Lenfest Communications, Inc., 7.625%
               senior notes, due 2/15/08.....................12,690,000
              TCI Communications, Inc.:
   4,500,000  6.375%, senior notes, due 5/1/03................4,567,500
  13,000,000  6.875%, senior notes, due 2/15/06..............13,503,750
                                                             86,638,750

See Notes to Schedules of Investments.

                                         Janus Income Funds / April 30, 1999   3

Janus Flexible Income Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Casino Hotels - 1.3%
 $ 4,000,000  Santa Fe Hotel, Inc., 11.00%
               first mortgage notes, due 12/15/00...........$ 3,920,000
   2,500,000  Station Casinos, Inc., 8.875%
               senior subordinated notes, due 12/1/08.........2,587,500
  10,000,000  Venetian Casino Resort L.L.C., 12.25%
               company guaranteed notes, due 11/15/04........10,575,000
                                                             17,082,500
Casino Services - 0.7%
   8,000,000  Isle of Capri Black Hawk L.L.C., 13.00%
               first mortgage bonds, due 8/31/04..............8,700,000
Cellular Telecommunications - 1.0%
  10,000,000  360 degrees Communications Co., 6.65%
               senior notes, due 1/15/08.....................10,200,000
   2,740,000  Filtronic PLC, 10.00%
               senior notes, due 12/1/05(+)...................2,870,150
                                                             13,070,150
Ceramic Products - 0.2%
   2,000,000  Unifrax Investment Corp., 10.50%
               senior notes, due 11/1/03......................2,037,500
Commercial Banks - 2.2%
  11,000,000  Bank One Texas, 6.25%
               subordinated notes, due 2/15/08...............10,931,250
   7,000,000  City National Bank Corp., 6.375%
               subordinated notes, due 1/15/08................6,860,000
   7,000,000  First Union National Bank, 5.80%
               subordinated notes, due 12/1/08................6,685,000
   5,000,000  Hudson United Bancorp, 8.20%
               subordinated debentures, due 9/15/06...........5,193,750
                                                             29,670,000
Computer Services - 0.4%
   2,500,000  Cooperative Computing, 9.00%
               senior subordinated notes, due 2/1/08..........2,243,750
   3,600,000  Dialog Corp. PLC, 11.00%
               senior subordinated notes, due 11/15/07........3,600,000
                                                              5,843,750
Computers - Micro - 2.3%
              IBM Corp.:
  22,000,000  5.375%, notes, due 2/1/09......................20,817,500
  10,000,000  7.00%, debentures, due 10/30/25................10,350,000
                                                             31,167,500
Consulting Services - 1.4%
  19,000,000  Comdisco, Inc., 5.95%
               notes, due 4/30/02............................18,905,000
Distribution and Wholesale - 0.4%
   5,000,000  Aviation Sales Co., 8.125%
               company guaranteed notes, due 2/15/08..........5,050,000
Electric - Integrated - 1.0%
              El Paso Electric Co.:
   3,000,000  8.90%, first mortgage bonds, due
               2/1/06.........................................3,382,500
   9,000,000  9.40%, first mortgage bonds, due 5/1/11........10,406,250
                                                             13,788,750
Fiber Optics - 1.1%
 $13,500,000  Metromedia Fiber Network, Inc., 10.00%
               senior notes, due 11/15/08(+)...............$ 14,613,750
Finance - Auto Loans - 2.1%
              Ford Motor Credit Co.:
  10,000,000  5.375%, notes, due 10/15/02.....................9,837,500
   8,500,000  5.80%, senior notes, due 1/12/09................8,128,125
  10,000,000  General Motors Acceptance Corp., 5.85%
               senior unsubordinated notes, due 1/14/09.......9,562,500
                                                             27,528,125
Finance - Other Services - 4.7%
   5,000,000  Arkwright CSN Trust, 9.625%
               notes, due 8/15/26(+)..........................5,531,250
   6,000,000  First American Capital Trust, 8.50%
               company guaranteed notes, due 4/15/12..........6,630,000
   5,000,000  Mellon Financial Co., 6.375%
               subordinated notes, due 2/15/10................5,018,750
  20,000,000  Newcourt Credit Group, Inc., 6.875%
               notes, due 2/16/05(+).........................20,425,000
      13,000  Ono Finance PLC, 13.00%
               units, due 5/1/09(+)..........................12,902,500
   5,000,000  SIG Capital Trust I, 9.50%
               company guaranteed notes, due 8/15/27..........3,737,500
  10,000,000  Veritas Capital Trust, 10.00%
               company guaranteed notes, due 1/1/08...........8,975,000
                                                             63,220,000
Food - Diversified - 0.6%
   8,000,000  Ralston Purina Co., 7.75%
               debentures, due 10/1/15........................8,540,000
Food - Retail - 8.4%
   2,000,000  Carrols Corp., 9.50%
               senior subordinated notes, due 12/1/08(+)......2,045,000
              Fred Meyer, Inc.:
  25,000,000  7.15%, company guaranteed notes,
               due 3/1/03....................................25,593,750
  47,000,000  7.45%, company guaranteed notes,
               due 3/1/08....................................49,232,500
   9,000,000  Marsh Supermarkets, Inc., 8.875%
               company guaranteed notes, due 8/1/07...........9,495,000
   4,000,000  Pantry, Inc., 10.25%
               company guaranteed notes, due 10/15/07.........4,210,000
              Safeway, Inc.:
   4,800,000  5.875%, notes, due 11/15/01.....................4,806,000
  12,000,000  6.50%, notes, due 11/15/08.....................12,030,000
   4,000,000  Star Markets Co., Inc., 13.00%
               senior subordinated notes, due 11/1/04.........4,410,000
                                                            111,822,250
Gambling - Non-Hotel Casinos - 0.5%
   7,000,000  Isle of Capri Casinos, Inc., 8.75%
               senior subordinated notes, due 4/15/09(+)......6,965,000

See Notes to Schedules of Investments.

 4  Janus Income Funds / April 30, 1999

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                         MARKET VALUE
-----------------------------------------------------------------------
Hotels and Motels - 0.5%
 $ 2,510,000  Florida Panthers Holdings, Inc., 9.875%
               senior subordinated notes, due 4/15/09(+)....$ 2,516,275
   4,500,000  Marriott International, Inc., 6.625%
               notes, due 11/15/03(+).........................4,477,500
                                                              6,993,775
Independent Power Producer - 0.6%
   8,500,000  Calpine Corp., 7.75%
               senior notes, due 4/15/09......................8,542,500
Internet Software - 0.4%
   5,000,000  Exodus Communications, Inc., 11.25%
               senior notes, due 7/1/08.......................5,487,500
Leisure, Recreation and Gaming - 0.4%
   5,000,000  Hard Rock Hotel, Inc., 9.25%
               senior subordinated notes, due 4/1/05..........4,787,500
Life and Health Insurance - 0.9%
  11,000,000  Delphi Financial Group, Inc., 8.00%
               senior notes, due 10/1/03.....................11,398,750
Machinery - General Industrial - 0.4%
   5,000,000  Tokheim Corp., 11.375%
               senior subordinated notes, due 8/1/08(+).......5,087,500
Manufacturing - 0.6%
   7,500,000  Day International Group, Inc., 11.125%
               senior notes, due 6/1/05.......................7,931,250
Medical - Hospitals - 0.2%
   3,000,000  Columbia/HCA Healthcare Corp., 8.36%
               debentures, due 4/15/24........................2,850,000
Medical Products - 0.7%
   8,500,000  Dade International, Inc., 11.125%
               senior subordinated notes, due 5/1/06..........9,413,750
Multimedia - 4.7%
              News America, Inc.:
  10,000,000  6.625%, senior notes, due 1/9/08...............10,012,500
  10,000,000  7.30%, debentures, due 4/30/28..................9,937,500
              Time Warner, Inc.:
  15,250,000  8.18%, notes, due 8/15/07......................16,908,438
  10,000,000  6.95%, company guaranteed notes,
               due 1/15/28....................................9,937,500
  15,000,000  Walt Disney Co. (The), 6.75%
               senior notes, due 3/30/06.....................15,581,250
                                                             62,377,188
Music/Clubs - 0.7%
   6,000,000  SFX Entertainment, Inc., 9.125%
               company guaranteed notes, due 2/1/08...........6,210,000
   7,900,000  V2 Music Holdings PLC, zero coupon
               senior discount notes, due 4/15/08(+)..........3,495,750
                                                              9,705,750
Networking Products - 0.5%
 $ 4,250,000  Candescent Technologies Corp., 7.00%
               convertible senior subordinated debentures,
               due 5/1/03(+)................................$ 3,740,000
   2,000,000  Concentric Network Corp., 12.75%
               senior notes, due 12/15/07.....................2,275,000
                                                              6,015,000
Oil Companies - Integrated - 0.4%
   5,000,000  Pennzoil-Quaker State Co., 6.75%
               notes, due 4/1/09..............................4,956,250
Optical Supplies - 0.4%
   5,000,000  Bausch & Lomb, Inc., 6.75%
               notes, due 12/15/04............................4,993,750
Paint and Related Products - 1.2%
  10,500,000  Sherwin-Williams Co., 6.85%
               notes, due 2/1/07.............................10,946,250
   4,500,000  Temple-Inland, Inc., 6.75%
               notes, due 3/1/09..............................4,426,875
                                                             15,373,125
Physical Therapy and Rehabilitation Centers - 0.7%
              HEALTHSOUTH Corp.:
   7,000,000  9.50%, senior subordinated notes,
               due 4/1/01.....................................7,192,500
   2,500,000  7.00%, senior notes, due 6/15/08................2,368,750
                                                              9,561,250
Property and Casualty Insurance - 0.7%
   9,000,000  Orion Capital Corp., 7.25%
               senior notes, due 7/15/05......................9,202,500
Protection - Safety - 0.4%
   5,250,000  Protection One Alarm Monitoring, Inc., 7.375%
               company guaranteed notes, due 8/15/05..........5,125,313
Radio - 0.2%
   3,000,000  Chancellor Media Corp., 9.00%
               company guaranteed notes, due 10/1/08..........3,210,000
Recreational Centers - 0.9%
  11,500,000  Bally Total Fitness Holding Corp., 9.875%
               senior subordinated notes, due 10/15/07.......11,773,125
Retail - Discount - 0.5%
   6,700,000  Ames Department Stores, Inc., 10.00%
               senior notes, due 4/15/06(+)...................6,633,000
Retail - Diversified - 0.1%
   3,100,000  SpinCycle, Inc., zero coupon
               senior discount notes, due 5/1/05..............1,410,500
Retail - Fabric Store - 0.2%
   2,050,000  Jo-Ann Stores, Inc., 10.375%
               senior subordinated notes, due 5/1/07(+).......2,019,250
Retail - Leisure Products - 0.7%
   9,000,000  Selmer Co., Inc., 11.00%
               senior subordinated notes, due 5/15/05.........9,607,500


See Notes to Schedules of Investments.

                                         Janus Income Funds / April 30, 1999   5

Janus Flexible Income Fund

PRINCIPAL AMOUNT                                         MARKET VALUE
-----------------------------------------------------------------------
Retail - Restaurants - 1.6%
 $10,000,000  McDonald's Corp., 6.375%
               debentures, due 1/8/28.......................$ 9,637,500
   4,500,000  Perkins Family Restaurant L.P., 10.125%
               senior notes, due 12/15/07.....................4,815,000
   3,000,000  Romacorp, Inc., 12.00%
               company guaranteed notes, due 7/1/06...........2,932,500
   3,500,000  Tricon Global Restaurants, Inc., 7.65%
               senior notes, due 5/15/08......................3,618,125
                                                             21,003,125
Savings/Loan/Thrifts - 3.0%
  12,000,000  Dime Bancorp, Inc., 6.375%
               senior notes, due 1/30/01.....................11,970,000
              Golden State Holdings, Inc.:
   5,000,000  7.00%, senior notes, due 8/1/03.................4,993,750
  10,000,000  7.125%, senior notes, due 8/1/05...............10,037,500
   8,000,000  People's Bank Bridgeport, 7.20%
               subordinated notes, due 12/1/06................7,990,000
   5,000,000  St. Paul Bancorp, Inc., 7.125%
               senior notes, due 2/15/04......................4,968,750
                                                             39,960,000
Super-Regional Banks - 0.6%
   8,000,000  NationsBank Corp., 7.75%
               subordinated notes, due 8/15/15................8,630,000
Telecommunication Equipment - 0.2%
   3,000,000  Covad Communications Group, Inc., 12.50%
               senior notes, due 2/15/09(+)...................3,045,000
Telecommunication Services - 6.9%
   5,000,000  Bellsouth Telecommunication, Inc., 6.375%
               debentures, due 6/1/28.........................4,756,250
   5,000,000  Bresnan Communication Holding Co., 8.00%
               senior notes, due 2/1/09(+)....................5,137,500
  11,000,000  Galaxy Telecom L.P., 12.375%
               senior subordinated notes, due 10/1/05........12,265,000
   5,000,000  Hyperion Telecommunications, Inc., 12.00%
               senior subordinated notes, due 11/1/07(+)......5,262,500
   5,000,000  Level 3 Communications, Inc., 9.125%
               senior notes, due 5/1/08.......................5,100,000
  10,000,000  Logix Communication Enterprises, Inc., 12.25%
               senior notes, due 6/15/08......................9,900,000
              McLeodUSA, Inc.:
   3,070,000  9.25%, senior notes, due 7/15/07................3,231,175
   5,000,000  8.125%, senior notes, due 2/15/09(+)............4,962,500
   7,670,000  NTL, Inc., zero coupon
               senior notes, due 4/15/05......................7,363,200
   2,700,000  Pac-West Telecomm, Inc., 13.50%
               senior notes, due 2/1/09(+)....................2,754,000
   5,500,000  Pegasus Media Communications, 12.50%
               notes, due 7/1/05..............................6,105,000
Telecommunication Services - (continued)
 $12,000,000  RCN Corp., 10.00%
               senior notes, due 10/15/07.................$  12,450,000
  10,000,000  RSL Communications PLC, 10.50%
               company guaranteed notes, due 11/15/08........10,425,000
   2,700,000  Versatel Telecom B.V., 13.25%
               senior notes, due 5/15/08......................2,909,250
                                                             92,621,375
Telephone - Integrated - 2.5%
   5,000,000  Esprit Telecom Group PLC, 11.50%
               senior notes, due 12/15/07.....................5,475,000
  12,000,000  GTE Northwest, Inc., 5.55%
               debentures, due 10/15/08......................11,370,000
   8,000,000  Nextlink Communications, Inc., 10.75%
               senior notes, due 11/15/08(+)..................8,600,000
   7,000,000  Qwest Communications International, Inc.
               7.50%, senior notes, due 11/1/08(+)............7,332,500
                                                             32,777,500
Telephone - Long Distance - 2.5%
  15,000,000  LCI International, Inc., 7.25%
               senior notes, due 6/15/07.....................15,412,500
              MCI WorldCom, Inc.:
   5,000,000  6.40%, senior notes, due 8/15/05................5,037,500
   8,000,000  7.75%, notes, due 4/1/07........................8,620,000
   4,500,000  Viatel, Inc., 11.50%
               senior notes, due 3/15/09(+)...................4,770,000
                                                             33,840,000
Television - 0.8%
  10,000,000  Fox/Liberty Networks L.L.C., 8.875%
               senior notes, due 8/15/07.....................10,925,000
Textile Products - 0.6%
   7,500,000  Collins & Aikman Floorcovering, Inc., 10.00%
               senior subordinated notes, due 1/15/07.........7,865,625
Transportation - Services - 0.2%
   2,000,000  Atlantic Express Transportation Corp., 10.75%
               company guaranteed notes, due 2/1/04...........2,055,000
Wire and Cable Products - 0.4%
   5,000,000  Anixter International, Inc., 8.00%
               company guaranteed notes, due 9/15/03..........5,131,250
Wireless Equipment - 0.5%
  10,282,322  CAI Wireless Systems, Inc., zero coupon
               senior notes, due 10/14/04.....................5,076,896
   3,175,000  Metricom, Inc., 8.00%
               convertible subordinated notes, due 9/15/03....1,984,375
                                                              7,061,271
-----------------------------------------------------------------------
Total Corporate Bonds (cost $999,423,271).................1,010,049,797
-----------------------------------------------------------------------

See Notes to Schedules of Investments.

 6  Janus Income Funds / April 30, 1999

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Foreign Bonds - 2.5%
Machinery - General Industrial - 0.3%
EUR  4,000,000  Tokheim Corp., 11.375%
                 senior subordinated notes, due
                 8/1/08**(,+)...............................$ 4,274,134
Sovereign Debt - 0.8%
CAD 14,000,000  Canadian National Government, 6.00%
                 debentures, due 6/1/08**....................10,191,120
Telephone - Integrated - 0.7%
DEM 15,500,000  Esprit Telecom Group PLC, 11.50%
                 senior notes, due 12/15/07...................9,306,585
Telephone - Long Distance - 0.7%
EUR  8,000,000  Viatel, Inc., 11.50%
                 senior notes, due 3/15/09**(,+)..............8,971,450
-----------------------------------------------------------------------
Total Foreign Bonds (cost $32,169,478).......................32,743,289
-----------------------------------------------------------------------
Preferred Stock - 2.4%
Cable Television - 0.8%
        49,980  Adelphia Communications Corp.
                 - Series D, convertible, 5.50%..............10,220,910
Networking Products - 0.8%
         9,941  Concentric Network Corp.
                 - Series B, 13.50%..........................11,307,887
Savings/Loan/Thrifts - 0.8%
       350,000  Chevy Chase Savings Bank, 13.00%.............10,500,000
-----------------------------------------------------------------------
Total Preferred Stock (cost $30,131,743).....................32,028,797
-----------------------------------------------------------------------
Warrants - 0%
Music/Clubs - 0%
         7,900  V2 Music Holdings PLC
                 - expires 4/15/08*...................................0
Retail - Diversified - 0%
         3,100  SpinCycle, Inc. - expires 5/1/05*.....................0
Telecommunication Services - 0%
         3,450  MetroNet Communications Corp.
                 - expires 8/15/07*..............................17,250
         2,700  Versatel Telecom B.V.
                 - expires 5/15/08*.............................189,000
-----------------------------------------------------------------------
Total Warrants (cost $0)........................................206,250
-----------------------------------------------------------------------

U.S. Government Agency - 0.7%
  $ 10,000,000  Freddie Mac, 5.00%
                 debentures, due 1/15/04
                 (cost $9,820,372)........................$   9,738,100
-----------------------------------------------------------------------
U.S. Government Obligations - 14.6%
                U.S. Treasury Notes:
    80,000,000  6.625%, due 5/15/07..........................86,104,800
   105,000,000  5.625%, due 5/15/08**.......................106,452,150
     2,000,000  4.75%, due 11/15/08...........................1,909,980
-----------------------------------------------------------------------
Total U.S. Government Obligations (cost $196,188,607).......194,466,930
-----------------------------------------------------------------------
Short-Term Corporate Note - 2.5%
    33,400,000  Associates Corp, N.A.
                 4.92%, 5/3/99
                 (amortized cost $33,390,871)................33,390,871
-----------------------------------------------------------------------
Total Investments (total cost $1,301,124,342) - 98.4%.....1,312,624,034
-----------------------------------------------------------------------
Cash, Receivables and Other Assets, net of
 Liabilities - 1.6%..........................................21,353,466
-----------------------------------------------------------------------
Net Assets - 100%........................................$1,333,977,500
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Financial Futures - Short
 1,250 Contracts U.S. Treasury - 10 year bond, expires
               June 1999, principal amount
               $143,578,125 value $143,359,375,
               cumulative appreciation.....................$    218,750
-----------------------------------------------------------------------

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 1999

CURRENCY SOLD AND          CURRENCY           CURRENCY     UNREALIZED
SETTLEMENT DATE          UNITS SOLD    VALUE IN $ U.S.    GAIN/(LOSS)
---------------------------------------------------------------------
Canadian Dollar 10/8/99  14,200,000        $ 9,750,069    ($ 570,990)
Euro 7/22/99             20,000,000         21,046,000      1,112,945
---------------------------------------------------------------------
Total                                      $30,796,069      $ 541,955

See Notes to Schedules of Investments.

                                         Janus Income Funds / April 30, 1999   7

Janus High-Yield Fund

     [Sandy R. Rufenacht Photo]
     Sandy Rufenacht
     portfolio manager

For the six months ended April 30, 1999, Janus High-Yield Fund posted a 10.30% return, beating our benchmark, the Lehman Brothers High-Yield Bond Index, which returned 8.25%.(1)

I'm pleased to report that the outlook for high-yield investments has improved dramatically since my previous letter, thanks to proactive moves by the Federal Reserve Board. Responding to last fall's extreme volatility, the Fed sought to restore confidence in the financial markets by cutting interest rates a quarter-point in November, one of three reductions in three consecutive months. The result was a complete turnaround in investor sentiment, with the stock market trending higher throughout the period. A strong stock market is positive for high-yield bonds because the two tend to be closely correlated. Low inflation and stronger-than-expected economic growth also gave a boost to both equity and high-yield markets.

In the credit markets, spreads, or the differences between yields, narrowed somewhat as investors felt confident enough to move out of Treasuries and back into corporate debt. Interestingly, high-yield spreads did not return to levels seen before the credit crunch that was caused by the Russian debt debacle. These wider spreads played to our strength, allowing us to leverage our rigorous, bottom-up discipline to find the overlooked bargains. First, we reduced our cash levels and tried to boost the overall yield of the Fund by increasing holdings of companies we viewed as underappreciated by the market. We also invested selectively in convertible bonds, which is another way to capitalize on the market's resilience.

Our cable companies continued to be among the Fund's top performers, offering a reliable stream of recurring, domestically based revenue, as well as exciting possibilities in broadband technology. Broadband will provide users with telephony, digital video and high-speed Internet access over one platform. Another important development in this industry is the rapid consolidation taking place. One of our investments, Atlanta-based Rifkin Acquisition, is a perfect example. The company recently received a takeover bid from the higher-rated Charter Communications, increasing Rifkin's value.

Among our casino holdings, one highlight is Venetian Casino, which boosted the Fund's performance as the project neared completion. This unique property is the first casino in Las Vegas to cater to the business traveler, with larger hotel rooms and better amenities than its competitors. The Venetian also enjoys an ideal location, physically connected to the Sands Expo Center, a convention facility that draws large weekday crowds. Directly across the street are Treasure Island and Mirage, both of which have attractions that bring in more than 50,000 tourists daily.
While weekdays at some Las Vegas casinos can be

FUND PROFILE               April 30, 1999   October 31, 1998
-------------------------------------------------------------
Weighted Average Maturity      7.0 Yrs.           7.4 Yrs.
Average Modified Duration*     5.0 Yrs.           5.2 Yrs.
30-Day Average Yield**            8.29%              9.50%
30-Day Average Yield
  Without Reimbursement**         8.27%                 NA
Average Rating                        B                  B
-------------------------------------------------------------

*A theoretical measure of price volatility.

**Yields will fluctuate.

(1) Both returns include reinvested dividends.

Past performance does not guarantee future results.

 8  Janus Income Funds / April 30, 1999
slow, management's strategy is to capitalize on this tremendous flow of foot traffic. We are extremely gratified by the prospects for the Venetian and plan to work closely with management up to and beyond the casino's opening.

While we were satisfied with the overall performance of the Fund, Navigator Gas is one holding that disappointed us. After the company raised the money to build five state-of-the-art transport ships, oil and gas prices declined and, consequently, the need for the ships became questionable. As a result, we sold our position at a loss.

Going forward, a healthy economy and a rising stock market are favorable for high-yield investments. And with high-yield spreads distributed over a broader range, there should be no shortage of undervalued securities to invest in as 1999 progresses. But strong stock market or not, our focus is on well-managed businesses with U.S.-based revenues where management takes on significant equity ownership in the company. By adding analyst Brent Olson to the fixed-income team and thereby increasing our already intensive research effort, we're more confident than ever that we'll continue to uncover these great investments. Furthermore, we remain dedicated to personally visiting each and every holding in the Fund.

In closing, I'd like to thank you for investing in Janus High-Yield Fund.

             PERFORMANCE OVERVIEW
             [GRAPH]
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus High-Yield Fund and the Lehman Brothers High-Yield Bond Index. Janus High-Yield Fund is represented by a shaded area of blue. The Lehman Brothers High-Yield Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995 through April 30, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus High-Yield Fund at $15,197 as compared to the Lehman Brothers High-Yield Bond Index at $13,280.

                Average Annual Total Return
                for the periods ended April 30, 1999
                One Year, 0.97%
                Since 12/29/95*, 13.38%

                JANUS HIGH-YIELD FUND - $15,197

                Lehman Brothers High-Yield
                Bond Index - $13,280



*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. Prior to December of 1997 and after October of 1998, the advisor voluntarily waived certain fund expenses for Janus High-Yield Fund. Without such waivers, yields and total returns would have been lower. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                         MARKET VALUE
-----------------------------------------------------------------------
Corporate Bonds - 91.0%
Agricultural Operations - 1.0%
  $3,000,000  Hines Horticulture, Inc., 11.75%
               senior subordinated notes, due 10/15/05......$ 3,270,000
Broadcast Services and Programming - 0.7%
   2,000,000  Digital Television Services L.L.C., 12.50%
               company guaranteed notes, due 8/1/07...........2,220,000
Building - Residential and Commercial - 3.9%
   2,000,000  D.R. Horton, Inc., 8.00%
               company guaranteed notes, due 2/1/09...........1,980,000
   1,750,000  Del Webb Corp., 10.25%
               senior subordinated notes, due 2/15/10.........1,811,250
   4,000,000  MDC Holdings, Inc., 8.375%
               senior notes, due 2/1/08.......................4,000,000
   3,000,000  Standard Pacific Corp., 8.50%
               senior notes, due 4/1/09.......................3,000,000
   2,000,000  Toll Corp., 8.00%
               company guaranteed notes, due 5/1/09...........1,995,000
                                                             12,786,250
Cable Television - 11.8%
              Adelphia Communications Corp.:
  $4,000,000  9.875%, senior notes, due 3/1/07..............$ 4,430,000
   4,250,000  7.875%, senior notes, due 5/1/09................4,260,625
   8,000,000  Charter Communications Holdings L.L.C.
               8.625%, senior notes, due 4/1/09(+)............8,200,000
   2,000,000  Classic Cable, Inc., 9.875%
               senior subordinated notes, due 8/1/08..........2,130,000
   3,000,000  FrontierVision Holdings L.P., 11.00%
               senior subordinated notes, due 10/15/06........3,367,500
   2,000,000  Fundy Cable, Ltd., 11.00%
               senior notes, due 11/15/05.....................2,185,000
   4,000,000  Mediacom L.L.C., 7.875%
               senior notes, due 2/15/11(+)...................4,000,000
   3,000,000  Rifkin Acquisition Partners L.P., 11.125%
               senior subordinated notes, due 1/15/06.........3,408,750
              TeleWest Communications PLC:
   2,500,000  zero coupon, debentures, due 10/1/07............2,221,875
   7,000,000  zero coupon, senior discount notes,
               due 4/15/09(+).................................4,716,250
                                                             38,920,000

See Notes to Schedules of Investments.

                                         Janus Income Funds / April 30, 1999   9

Janus High-Yield Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Casino Hotels - 3.4%
  $5,000,000  Santa Fe Hotel, Inc., 11.00%
               first mortgage notes, due 12/15/00...........$ 4,900,000
   6,000,000  Venetian Casino Resort L.L.C., 12.25%
               company guaranteed notes, due 11/15/04.........6,345,000
                                                             11,245,000
Casino Services - 2.0%
   6,000,000  Isle of Capri Black Hawk L.L.C., 13.00%
               first mortgage bonds, due 8/31/04..............6,525,000
Cellular Telecommunications - 2.0%
   3,000,000  Centennial Cellular Corp., 10.75%
               senior subordinated notes, due 12/15/08(+).....3,255,000
   3,308,000  Orange PLC, 8.00%
               senior notes, due 8/1/08.......................3,398,970
                                                              6,653,970
Computer Services - 3.7%
   2,000,000  Cooperative Computing, Inc., 9.00%
               senior subordinated notes, due 2/1/08..........1,795,000
   5,750,000  Globix Corp., 13.00%
               senior notes, due 5/1/05.......................5,850,625
   4,500,000  Splitrock Services, Inc., 11.75%
               company guaranteed notes, due 7/15/08..........4,567,500
                                                             12,213,125
Containers - Paper and Plastic - 2.2%
   3,000,000  Packaged Ice, Inc., 9.75%
               company guaranteed notes, due 2/1/05...........3,037,500
   3,000,000  Plastic Containers, Inc., 10.00%
               senior notes, due 12/15/06.....................3,180,000
   4,000,000  SF Holdings Group, Inc., zero coupon
               senior notes, due 3/15/08......................1,220,000
                                                              7,437,500
Cosmetics and Toiletries - 0.9%
   3,000,000  Playtex Family Products Corp., 9.00%
               senior subordinated notes, due 12/15/03........3,090,000
Distribution and Wholesale - 3.1%
   2,000,000  Aviation Sales Co., 8.125%
               company guaranteed notes, due 2/15/08..........2,020,000
   4,000,000  Core-Mark International, Inc., 11.375%
               senior subordinated notes, due 9/15/03.........3,990,000
   4,000,000  Herff Jones, Inc., 11.00%
               senior subordinated notes, due 8/15/05.........4,345,000
                                                             10,355,000
Diversified Financial Services - 0.6%
   2,000,000  Local Financial Corp., 11.00%
               senior notes, due 9/8/04(+)....................2,070,000
Diversified Operations - 1.2%
   4,000,000  High Voltage Engineering Corp., 10.50%
               senior notes, due 8/15/04......................3,810,000
Electronics - Military - 0.9%
   3,000,000  Condor Systems, Inc., 11.875%
               company guaranteed notes, due 5/1/09(+)........2,970,000
Fiber Optics - 1.6%
  $3,000,000  Metromedia Fiber Network, Inc., 10.00%
               senior notes, due 11/15/08(+)................$ 3,247,500
   2,000,000  Northeast Optic Network, Inc., 12.75%
               senior notes, due 8/15/08......................2,130,000
                                                              5,377,500
Finance - Other Services - 2.0%
       3,880  Ono Finance PLC, 13.00%
               units, due 5/1/09(+)...........................3,850,900
   3,000,000  Veritas Capital Trust, 10.00%
               company guaranteed notes, due 1/1/28...........2,692,500
                                                              6,543,400
Food - Retail - 2.4%
   2,000,000  Carrols Corp., 9.50%
               senior subordinated notes, due 12/1/08(+)......2,045,000
   5,500,000  Star Markets Co., Inc., 13.00%
               senior subordinated notes, due 11/1/04.........6,063,750
                                                              8,108,750
Gambling - Non-Hotel Casinos - 4.3%
   5,000,000  Isle of Capri Casinos, Inc., 8.75%
               senior subordinated notes, due 4/15/09(+)......4,975,000
   6,250,000  Lady Luck Gaming Corp., 11.875%
               first mortgage notes, due 3/1/01...............6,375,000
   3,000,000  Louisiana Casino Cruises, Inc., 11.00%
               secured notes, due 12/1/05(+)..................3,037,500
                                                             14,387,500
Golf - 0.6%
   2,000,000  True Temper Sports, Inc., 10.875%
               senior subordinated notes, due 12/1/08(+)......1,855,000
Home Decorating Products - 1.5%
   5,000,000  Frank's Nursery & Crafts, Inc., 10.25%
               senior subordinated notes, due 3/1/08..........5,025,000
Hotels and Motels - 1.2%
   4,000,000  HMH Properties, Inc., 7.875%
               company guaranteed notes, due 8/1/08...........3,870,000
Internet Software - 3.9%
   2,000,000  Exodus Communications, Inc., 11.25%
               senior notes, due 7/1/08.......................2,195,000
   3,000,000  PSINet, Inc., 10.00%
               senior notes, due 2/15/08......................3,142,500
   2,500,000  Rhythms NetConnections, Inc., 12.75%
               senior notes, due 4/15/09(+)...................2,493,750
   4,500,000  Verio, Inc., 11.25%
               senior notes, due 12/1/08(+)...................5,017,500
                                                             12,848,750
Leisure, Recreation and Gaming - 1.4%
   5,000,000  Hard Rock Hotel, Inc., 9.25%
               senior subordinated notes, due 4/1/05..........4,787,500
Manufacturing - 0.5%
   1,800,000  Foamex L.P., 9.875%
               company guaranteed notes, due 6/15/07..........1,620,000

See Notes to Schedules of Investments.

 10  Janus Income Funds / April 30, 1999

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                         MARKET VALUE
-----------------------------------------------------------------------
Medical Products - 0.6%
  $2,000,000  Universal Hospital Services, Inc., 10.25%
               senior notes, due 3/1/08......................$1,895,000
Music/Clubs - 1.8%
   4,000,000  SFX Entertainment, Inc., 9.125%
               company guaranteed notes, due 2/1/08...........4,140,000
   4,000,000  V2 Music Holdings PLC, zero coupon
               senior discount notes, due 4/15/08(+)..........1,770,000
                                                              5,910,000
Printing - Commercial - 0.6%
   2,000,000  World Color Press, Inc., 7.75%
               senior subordinated notes, due 2/15/09(+)......1,980,000
Publishing - Periodicals - 1.3%
   4,000,000  Transwestern Publishing Co. & TWP Capital
               Corp. II, 9.625%, senior subordinated notes,
               due 11/15/07...................................4,180,000
Radio - 1.0%
   3,000,000  SFX Broadcasting, Inc., 10.75%
               senior subordinated notes, due 5/15/06.........3,307,500
Real Estate Investment and Management - 1.3%
   4,000,000  LNR Property Corp., 10.50%
               senior subordinated notes, due 1/15/09.........4,160,000
Resorts and Theme Parks - 1.1%
   2,000,000  Premier Parks, Inc., 9.25%
               senior notes, due 4/1/06.......................2,095,000
   2,000,000  Silverleaf Resorts, Inc., 10.50%
               company guaranteed notes, due 4/1/08...........1,680,000
                                                              3,775,000
Retail - Discount - 0.6%
   2,000,000  Pamida, Inc., 11.75%
               senior subordinated notes, due 3/15/03.........1,995,000
Retail - Diversified - 0.6%
   2,250,000  Eye Care Centers of America, Inc., 9.125%
               company guaranteed notes, due 5/1/08...........1,954,688
Retail - Restaurants - 1.0%
   3,000,000  Perkins Family Restaurant L.P., 10.125%
               senior notes, due 12/15/07.....................3,210,000
Satellite Telecommunications - 0.4%
   1,750,000  ICG Holdings, Inc., zero coupon
               company guaranteed notes, due 5/1/06...........1,470,000
Special Purpose Acquisition Company - 0.9%
   3,000,000  P&L Coal Holdings Corp., 9.625%
               company guaranteed notes, due 5/15/08..........3,120,000
Steel Pipe and Tube - 0.2%
   3,500,000  Steel Heddle Group, Inc., zero coupon
               debentures, due 6/1/09...........................595,000
Telecommunication Equipment - 0.9%
   3,000,000  Covad Communications Group, Inc., 12.50%
               senior notes, due 2/15/09(+)...................3,045,000
Telecommunication Services - 14.1%
              Allegiance Telecom, Inc.:
  $1,750,000  zero coupon, senior discount notes,
               due 2/15/08..................................$ 1,176,875
     800,000  12.875%, senior notes, due 5/15/08................910,000
   4,000,000  Bresnan Communications Group L.L.C., 8.00%
               senior notes, due 2/1/09(+)....................4,110,000
   4,000,000  Galaxy Telecom L.P., 12.375%
               senior subordinated notes, due 10/1/05.........4,460,000
   5,000,000  Global Crossing Holding, Ltd., 9.625%
               company guaranteed notes, due 5/15/08..........5,587,500
   4,000,000  Level 3 Communications, Inc., 9.125%
               senior notes, due 5/1/08.......................4,080,000
   7,000,000  McLeodUSA, Inc., 9.25%
               senior notes, due 7/15/07......................7,367,500
   2,250,000  Nextel Partners, Inc., zero coupon
               senior discount notes, due 2/1/09(+)...........1,448,437
              NTL, Inc.:
   4,000,000  zero coupon, senior notes, due 4/15/05..........3,840,000
   4,000,000  10.00%, senior notes, due 2/15/07...............4,320,000
   1,000,000  7.00%, convertible subordinated notes,
               due 12/15/08(+)................................1,428,750
   3,000,000  Pac-West Telecomm, Inc., 13.50%
               senior notes, due 2/1/09(+)....................3,060,000
   3,000,000  RSL Communications PLC, 10.50%
               company guaranteed notes, due 11/15/08.........3,127,500
   4,500,000  Telegroup, Inc., zero coupon
               senior discount notes, due 11/1/04(+)..........1,901,250
                                                             46,817,812
Telephone - Local - 1.9%
   5,000,000  e.Spire Communications, Inc., zero coupon
               senior discount notes, due 4/1/06..............3,537,500
   3,000,000  MGC Communications, Inc., 13.00%
               senior notes, due 10/1/04......................2,812,500
                                                              6,350,000
Television - 1.6%
   2,000,000  Central European Media Enterprises, Ltd.
               9.375%, senior notes, due 8/15/04..............1,815,000
   3,000,000  Price Communications Wireless, Inc., 11.75%
               senior subordinated notes, due 7/15/07.........3,382,500
                                                              5,197,500
Textile - Products - 1.8%
   4,000,000  Collins & Aikman Floorcovering, Inc., 10.00%
               senior subordinated notes, due 1/15/07.........4,195,000
   2,000,000  Glenoit Corp., 11.00%
               company guaranteed notes, due 4/15/07..........1,847,500
                                                              6,042,500
Transportation - Services - 1.2%
   4,000,000  Atlantic Express Transportation Corp., 10.75%
               company guaranteed notes, due 2/1/04...........4,110,000

See Notes to Schedules of Investments.

                                        Janus Income Funds / April 30, 1999   11

Janus High-Yield Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Wire and Cable Products - 1.0%
  $3,000,000  International Wire Group, Inc., 11.75%
               senior subordinated notes, due 6/1/05........$ 3,176,250
Wireless Equipment - 0.3%
   1,000,000  Advanced Radio Telecom Corp., 14.00%
               senior notes, due 2/15/07........................858,750
-----------------------------------------------------------------------
Total Corporate Bonds (cost $306,159,232)...................301,139,245
-----------------------------------------------------------------------
Foreign Bonds - 1.5%
GBP 5,000,000 NTL, Inc., zero coupon
               senior notes, due 4/15/09 (cost $5,003,794)....4,890,679
-----------------------------------------------------------------------
Preferred Stock - 2.5%
Cable Television - 1.0%
      16,460  Adelphia Communications Corp.
               - Series D, convertible, 5.50%.................3,366,070
Internet Software - 1.0%
      65,655  PSINet, Inc. - Series C, convertible, 6.75%.....3,348,405
Telecommunication Services - 0.5%
      22,095  Qwest Trends Trust, convertible, 5.75%(+).......1,640,554
-----------------------------------------------------------------------
Total Preferred Stock (cost $7,497,216).......................8,355,029
-----------------------------------------------------------------------
Warrants - 0.2%
Computer Services - 0.2%
       4,000  Bell Technology Group, Ltd. - expires
               5/1/05*.....................................$    630,000
         975  Splitrock Services, Inc. - expires 7/15/08*........82,875
                                                                712,875
Music/Clubs - 0%
       4,000  V2 Music Holdings PLC - expires 4/15/08*(,+)............0
-----------------------------------------------------------------------
Total Warrants (cost $48,750)...................................712,875
-----------------------------------------------------------------------
Total Investments (total cost $318,708,992) - 95.2%.........315,097,828
-----------------------------------------------------------------------
Cash, Receivables and Other Assets, net of
 Liabilities - 4.8%..........................................16,021,760
-----------------------------------------------------------------------
Net Assets - 100%..........................................$331,119,588
-----------------------------------------------------------------------

See Notes to Schedules of Investments.

 12  Janus Income Funds / April 30, 1999

                                                   Janus Federal Tax-Exempt Fund

                                                            [Darrell W. Watters]
                                                            Darrell Watters
                                                            portfolio manager

Janus Federal Tax-Exempt Fund returned 1.65% for the six-month period ended April 30, 1999. This compares with a 1.75% return for the Lehman Brothers Municipal Bond Index.(1)

After experiencing extreme volatility last fall, the investment markets settled down and returned to "business as usual" during the period. The Federal Reserve Board had a central role in restoring investors' confidence, cutting short-term interest rates again in November, following cuts in September and October. Tax-free rates, which had been fairly stable even during the worst of the credit crunch, continued that pattern right through the end of April.

The prospect of further rate cuts dimmed somewhat late in the period as it became clear that U.S. economic growth was more robust than expected. However, mild inflation domestically and generally sluggish growth abroad made it unlikely that rates would rise significantly over the near term. At this time, upward and downward pressures on interest rates seem roughly in balance.

As always, our overall strategy is to keep the Fund's average duration close to that of its Index. Within that framework, we seek to maximize current income while limiting price volatility. In addition, we've maintained the Fund's exposure to Colorado double-tax-exempt bonds at roughly one-third of assets. Doing so provides a steady stream of attractive opportunities that are close enough for us to check on regularly, a compelling benefit when evaluating municipal development projects. Another constant is the care with which we analyze our positions for quality of management, location, parking, use patterns and other relevant factors.

One position that did particularly well for us during the period was our Denver West Metropolitan District bonds. Only a few years old, Denver West is a thriving office park and retail development on Denver's west side. Denver West was already one of the most successful real estate projects ever seen in Colorado, and our position was helped further with the recent announcement that the development would be sold. To replace that holding, we established a significant position in the securities of Parker Jordan Metropolitan
District, a middle- to upper-middle-income housing development. This development is situated in Douglas County, Colorado, currently one of the fastest-growing counties in the nation. Before making the purchase, we had an opportunity to talk with both the developers and the consultants who were brought in to advise the municipality. We came away from those meetings extremely impressed with the project's potential.

Going forward, my outlook for the Fund is positive. As I mentioned earlier, the movement of interest rates is closely tied to inflation expectations, and because inflation is currently muted, there seems to be no cause for rates to rise. The only reason for concern on the inflation front might be the recent surge in oil prices. We should

                                                        (continued on next page)

FUND PROFILE               April 30, 1999   October 31, 1998
--------------------------------------------------------------
Weighted Average Maturity         12.5%             10.7%
Average Modified Duration*     8.2 Yrs.          6.7 Yrs.
30-Day Average
  Yield**                         4.70%             4.78%
30-Day Average Yield
  Without Reimbursement**         4.11%             4.50%
Average Rating                      AA2                AA
---------------------------------------------------------------

*A theoretical measure of price volatility.

**Yields will fluctuate.

PORTFOLIO ASSET MIX              April 30, 1999   October 31, 1998
-----------------------------------------------------------------------
Corporate Bonds                       0.5%               0.5%
Essential Service Revenue Bonds      75.0%              80.0%
General Obligation Bonds             24.5%              19.5%
-----------------------------------------------------------------------

(1) Both returns include reinvested dividends.

Past performance does not guarantee future results.


                                        Janus Income Funds / April 30, 1999   13
remember, however, that strength in oil prices depends to a considerable extent on the ability of OPEC to limit production. Historically, OPEC has not been able to maintain a united front on proposed production cuts. Therefore, the rise in oil prices may be short-lived unless we see a pickup on the demand side of the equation.

With respect to the surprisingly strong growth in the U.S. economy during the first quarter of 1999, it's worth remembering that in the past several years, the economy has had a pattern of surging in the first quarter and then leveling off afterwards. It's therefore reasonable to expect some moderation in growth as 1999 progresses, which would also be a favorable influence on interest rates. Finally, many observers are forecasting a slowdown in the economy, especially in the technology area, because companies are postponing major spending projects until more is known about the Year 2000 phenomenon. This, too, should help keep inflation subdued.

Stable interest rates and strong economic growth should result in a steady supply of new tax-free issuance. In turn, healthy supply has the effect of insuring plenty of attractive investment opportunities for the Fund while keeping a lid on price increases and exerting a mild upward influence on yields.

In conclusion, I'd like to thank you for your investment in Janus Federal Tax-Exempt Fund.

             PERFORMANCE OVERVIEW
             [GRAPH]
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Federal Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index. Janus Federal Tax-Exempt Fund is represented by a shaded area of blue. The Lehman Brothers Municipal Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993 through April 30, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Federal Tax-Exempt Fund at $13,958 as compared to the Lehman Brothers Municipal Bond Index at $14,660.

                Average Annual Total Return
                for the periods ended April 30, 1999
                One Year, 6.31%
                Five Year, 6.66%
                Since 5/3/99*, 5.73%

                JANUS FEDERAL TAX-EXEMPT FUND - $13,958


                Lehman Brothers
                Municipal Bond Index - $14,660


*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The advisor voluntarily waives a portion of the fund's expenses, but reserves the right to change the level of waiver. Without such waivers, yields and total returns would be lower. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                         MARKET VALUE
-----------------------------------------------------------------------
Corporate Bonds - 0.5%
Gambling - Non-Hotel Casinos - 0.5%
  $  500,000  Lady Luck Gaming Corp., 11.875%
               first mortgage notes, due 3/1/01
               (cost $512,413)................................$ 510,000
-----------------------------------------------------------------------
Municipal Securities - 95.8%
Arizona - 2.6%
   1,500,000  Phoenix, Series A, 4.50%, 7/1/15................1,441,875
   1,500,000  Winslow Industrial Development Authority
               Hospital Revenue, (Winslow Memorial
               Hospital Project), 5.50%, 6/1/22...............1,470,000
                                                              2,911,875
California - 8.1%
   1,000,000  California Educational Facilities Authority
               Revenue, (Stanford University), Series P,
               5.25%, 12/1/13.................................1,072,500
     400,000  California Statewide Communities Development
               Authority Certificates of Participation,
               Variable Rate, 4.10%, 4/1/28.....................400,000
  $3,000,000  California, 4.75%, 2/1/19......................$2,898,750
   2,000,000  East Bay Municipal Utilities District Water
               System Revenue (MBIA Insured),
               6.00%, 6/1/12..................................2,155,000
     300,000  Los Angeles Regional Airports Improvement
               Corp. Lease Revenue, (American Airlines -
               Los Angeles International), (Wachovia Bank
               of Georgia Insured), Series G,
               Variable Rate, 4.25%, 12/1/24....................300,000
   1,000,000  M-S-R Public Power Agency Revenue (San Juan
               Project), (MBIA Insured), Series E,
               6.50%, 7/1/17..................................1,071,250
   1,000,000  Metropolitan Water District of Southern
               California Waterworks Revenue,
               5.50%, 7/1/13..................................1,052,500
                                                              8,950,000

See Notes to Schedules of Investments.

 14  Janus Income Funds / April 30, 1999

                                                   Janus Federal Tax-Exempt Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                         MARKET VALUE
-----------------------------------------------------------------------
Colorado - 33.1%
  $2,000,000  Adams County Pollution Control Revenue,
               (Public Service of Colorado Project), Series A,
               (MBIA Insured), 5.625%, 4/1/08................$2,117,500
     985,000  Bachelor Gulch Metropolitan District,
               6.80%, 12/1/06.................................1,040,406
     500,000  Black Hawk, 5.70%, 12/1/12........................526,250
              Black Hawk Device Tax Revenue:
     500,000  6.00%, 12/1/11....................................523,125
     650,000  5.50%, 2/1/12.....................................649,187
   1,250,000  5.625%, 12/1/21.................................1,229,688
              Boulder County Hospital Revenue,
               (Longmont United Hospital Project):
   1,000,000  5.50%, 12/1/12..................................1,016,250
   1,000,000  5.60%, 12/1/17..................................1,011,250
   1,000,000  Castle Rock Golf Enterprise Revenue,
               6.50%, 12/1/16.................................1,045,000
              Colorado Housing Financial Authority
               (Single Family Program):
   1,000,000  Series C-2, 7.10%, 5/1/15.......................1,105,000
   1,000,000  Series B-3, 6.80%, 11/1/28......................1,116,250
   1,000,000  Denver City and County Airport Revenue,
               (MBIA Insured), Series D, 5.50%, 11/15/25......1,031,250
   1,000,000  Denver Health and Hospital Revenue, Series A,
               5.375%, 12/1/18..................................982,500
              Denver West Metropolitan District:
     590,000  Series B, 5.60%, 12/1/12..........................612,125
     265,000  6.15%, 12/1/13....................................282,556
     750,000  6.50%, 12/1/16....................................807,188
     615,000  6.20%, 6/1/17.....................................646,519
     775,000  Series B, 5.70%, 12/1/17..........................791,469
              E-470 Public Highway Authority Revenue,
               (MBIA Insured), Series A:
   2,000,000  4.75%, 9/1/23...................................1,892,500
   1,000,000  5.00%, 9/1/26.....................................978,750
              Eaglebend Affordable Housing Corp.
               Multifamily Revenue, (Housing Project):
   1,000,000  Series A, 6.40%, 7/1/17.........................1,057,500
   1,300,000  Series B, 7.40%, 7/1/21.........................1,340,625
   1,000,000  Erie Water Enterprise Revenue, Series B,
               6.00%, 12/1/17.................................1,118,750
   2,000,000  Fort Collins Pollution Control Revenue,
               (Anheuser-Busch Project), 6.00%, 9/1/31........2,140,000
   1,000,000  Glenwood Springs Sales and Use Tax Revenue,
               (MBIA Insured), 4.80%, 10/1/18...................965,000
              Hyland Hills Metropolitan Parks and
               Recreation District Special Revenue,
               Series A:
     850,000  6.20%, 12/15/06...................................846,812
     410,000  6.10%, 12/15/09...................................423,325
     500,000  6.75%, 12/15/15...................................545,000
   1,000,000  Mountain Village Metropolitan District, San
               Miguel County, 8.10%, 12/1/11..................1,136,687
   1,835,000  Parker Jordan Metropolitan District, Series B,
               6.10%, 12/1/17.................................1,818,944
     115,000  Plains Metropolitan District, 5.85%, 12/1/05......116,308
  $1,000,000  Pueblo County Pollution Control Revenue,
               (Public Service of Colorado Project),
               (AMBAC Insured), 5.10%, 1/1/19................$  996,250
              Sand Creek Metropolitan District:
   1,000,000  7.125%, 12/1/16.................................1,047,500
   1,000,000  6.625%, 12/1/17.................................1,006,250
     100,000  Telluride Excise Tax Revenue, 5.75%, 12/1/12......106,375
              Telluride Housing Authority Housing
               Revenue (Shandoka Apartments Project):
     100,000  7.50%, 6/1/12.....................................106,750
   1,500,000  7.50%, 6/1/23...................................1,616,250
              Upper Cherry Creek Metropolitan
               District:
     500,000  6.20%, 12/1/05....................................526,875
     400,000  6.75%, 12/1/11....................................441,500
                                                             36,761,464
Florida - 2.5%
   3,000,000  Orange County Tourist Development Tax
               Revenue, (AMBAC Insured), Series A,
               4.75%, 10/1/24.................................2,831,250
Georgia - 4.7%
   1,000,000  Atlanta Airport Facilities Revenue, (AMBAC
               Insured), 5.00%, 1/2/03........................1,038,750
   1,000,000  Atlanta, (FGIC Insured), 5.00%, 12/1/20...........990,000
   1,525,000  Burke County Development Authority Pollution
               Control Revenue, (Georgia Power Company -
               Plant Vogtle), Variable Rate, 4.20%, 7/1/24....1,525,000
   1,400,000  Georgia Municipal Electric Authority Power
               Revenue, (MBIA Insured), Series Y,
               6.50%, 1/1/17..................................1,650,250
                                                              5,204,000
Illinois - 4.6%
   1,500,000  Cook County, Series B, (MBIA Insured),
               5.375%, 11/15/18...............................1,524,375
   1,000,000  Metropolitan Pier and Exposition Authority
               Hospitality Facilities Revenue, (McCormick
               Place Convention Center Project),
               7.00%, 7/1/26..................................1,213,780
   2,000,000  Regional Transportation Authority, (FGIC
               Authority Insured), 6.00%, 6/1/23..............2,270,000
     100,000  Sauget Pollution Control Revenue, (Monsanto
               Co. Project), Variable Rate, 4.15%, 5/1/28.......100,000
                                                              5,108,155
Iowa - 0.2%
     200,000  Muscatine County Pollution Control Revenue,
               (Monsanto Co. Project), Variable Rate,
               4.15%, 10/1/07...................................200,000
Louisiana - 0.2%
     200,000  East Baton Rouge Parish Pollution Control
               Revenue, (Exxon Project), Variable Rate,
               4.25%, 3/1/22....................................200,000
Massachusetts - 2.1%
   2,100,000  Massachusetts Water Reservoir Authority,
               (MBIA Insured), Series A, 6.50%, 12/1/19.......2,286,375

See Notes to Schedules of Investments.

                                        Janus Income Funds / April 30, 1999   15

Janus Federal Tax-Exempt Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                         MARKET VALUE
-----------------------------------------------------------------------
Minnesota - 2.1%
  $  440,000  Maplewood Multifamily Revenue (Hazel Ridge
               Project), Series B, 7.50%, 12/15/32............$ 442,750
   2,000,000  Northern Municipal Power Agency Electric
               System Revenue, (AMBAC Insured), Series B,
               4.75%, 1/1/20..................................1,940,000
                                                              2,382,750
Mississippi - 0.7%
     740,000  Harrison County School District State Aid
               Capital Improvement, (FSA Insured),
               6.25%, 8/1/02....................................796,425
Montana - 2.5%
              Montana Health Facilities Authority
               Facilities Revenue:
     750,000  (St. Peter's Community Hospital Project),
               5.50%, 6/1/11....................................777,187
   1,000,000  (Kalispell Regional Hospital Project),
               (AMBAC Insured), 5.00%, 7/1/18...................976,250
   1,000,000  Montana State Board of Investments,
               (Payroll Tax), (MBIA Insured),
               6.875%, 6/1/20.................................1,068,750
                                                              2,822,187
Nebraska - 2.5%
   2,800,000  Douglas County Nebraska Zoo
               Facilities Revenue, (Henry Doorly Zoo
               Aquarium Project), 6.00%, 6/1/03...............2,804,788
New Jersey - 1.1%
   1,000,000  New Jersey Turnpike Authority Turnpike
               Revenue, (FSA Insured), Series C,
               6.50%, 1/1/16..................................1,183,100
New Mexico - 3.3%
   1,500,000  New Mexico Financing Authority Revenue,
               (Federal Highway Grant Anticipated),
               (AMBAC Insured), Series A, 4.25%, 9/1/06.......1,496,250
   2,000,000  University of New Mexico University Revenues,
               Series A, 6.00%, 6/1/21........................2,226,980
                                                              3,723,230
New York - 8.2%
              Long Island Power Authority Electric
               System Revenue, Series A:
   3,000,000  5.25%, 12/1/26..................................3,007,500
   2,600,000  Series A, 5.50%, 12/1/29........................2,658,500
   1,000,000  New York, Series E, 4.90%, 8/1/17.................972,500
   1,000,000  New York State Dorm Authority Revenues,
               (State University Educational Facilities),
               Series A, 5.50%, 5/15/19.......................1,056,250
   1,345,000  St. Lawrence County Industrial Development
               Civic Facilities Revenue, (St. Lawrence
               University Project), (MBIA Insured), Series A,
               5.375%, 7/1/18.................................1,385,350
                                                              9,080,100
North Carolina - 2.7%
   3,000,000  North Carolina, (Public School
               Building), 4.60%, 4/1/14.......................2,962,500
North Dakota - 1.4%
  $1,500,000  Grand Forks Senior Housing Revenue,
               (4000 VY Square Project), 6.375%, 12/1/34.....$1,520,625
Ohio - 1.6%
     400,000  Cuyahoga County Hospital Revenue, (University
               Hospital - Cleveland), 4.60%, 1/1/16.............400,000
   1,250,000  Toledo-Lucas County Port Authority Port
               Revenue, (Cargill Income Project),
               5.90%, 12/1/15.................................1,350,000
                                                              1,750,000
Oklahoma - 1.0%
   1,000,000  Tulsa Industrial Authority Revenue (University
               of Tulsa), (MBIA Insured), Series A,
               6.00%, 10/1/16.................................1,131,250
Puerto Rico - 0.9%
   1,000,000  Puerto Rico Commonwealth, 5.00%, 7/1/28...........971,250
Texas - 7.8%
              Grapevine Industrial Development Corp.
               Revenue, (American Airlines), (Morgan
               Guaranty Insured):
     100,000  Series A-3, Variable Rate, 4.25%, 12/1/24.........100,000
     400,000  Series A-4, Variable Rate, 4.25%, 12/1/24.........400,000
     300,000  Series B-2, Variable Rate, 4.25%, 12/1/24.........300,000
     400,000  Series B-3, Variable Rate, 4.25%, 12/1/24.........400,000
              Gulf Coast Waste Disposal Authority
               Pollution Control Revenue, (Monsanto
               Co.),
               Variable Rate:
     100,000  4.15%, 7/1/01.....................................100,000
     100,000  4.15%, 4/1/13.....................................100,000
      70,000  Harris County Health Facilities Development
               Corp. Revenue, (St. Lukes Episcopal
               Hospital), Series B, Variable Rate,
               4.25%, 2/15/27....................................70,000
   3,000,000  Houston Independent School District, Series A,
               (PSF Insured), 4.75%, 2/15/26..................2,801,250
   1,500,000  Katy Independent School District, Series A,
               (PSF Insured), 4.75%, 2/15/27..................1,400,625
     500,000  McGee Creek Authority Water Revenue, (MBIA
               Insured), 6.00%, 1/1/23..........................566,875
   1,000,000  Orange County Naval and Port District
               Industrial Development Corp. Revenue,
               (North Star Steel Texas Project),
               6.375%, 2/1/17.................................1,095,000
     300,000  Tarrant County Housing Financing Corp.
               Revenue (Multifamily Housing -Remington
               Project), (FNMA Insured), Variable
               Rate, 4.00%, 2/15/28.............................300,000
   1,000,000  Texas State Public Financial Authority, Series C,
               4.70%, 10/1/03.................................1,033,750
                                                              8,667,500

See Notes to Schedules of Investments.

 16  Janus Income Funds / April 30, 1999

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                                                 MARKET VALUE
---------------------------------------------------------------------------------------------
Wisconsin - 0.9%
 $ 1,000,000  Wisconsin, Series D, 4.25%, 5/1/05................................$  1,010,000
Wyoming - 1.0%
   1,000,000  Sweetwater County Pollution Control Revenue,
               (Idaho Power Co.), Series A, 6.05%, 7/15/26..........................1,068,750
---------------------------------------------------------------------------------------------
Total Municipal Securities (cost $104,854,640)....................................106,327,574
---------------------------------------------------------------------------------------------
U.S. Government Obligation - 1.9%
  10,000,000  Strip of U.S. Treasury Bond
               6.875%, 8/15/25 (cost $2,352,870)....................................2,135,550
---------------------------------------------------------------------------------------------
Total Investments (total cost $107,719,923) - 98.2%...............................108,973,124
---------------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities -1.8%........................1,983,218
---------------------------------------------------------------------------------------------
Net Assets - 100%................................................................$110,956,342
---------------------------------------------------------------------------------------------

AMBAC - American Municipal Bond Assurance Corp.

FGIC - Financial Guaranty Insurance Corp.

FNMA - Federal National Mortgage Association Corp.

FSA - Financial Security Assurance Corp.

MBIA - Municipal Bond Insurance Association Corp.

PSF - Permanent School Fund

See Notes to Schedules of Investments.

                                        Janus Income Funds / April 30, 1999   17

Janus Short-Term Bond Fund

     [Sandy R. Rufenacht Photo]
     Sandy Rufenacht
     portfolio manager

For the six months ended April 30, 1999, Janus Short-Term Bond Fund gained 1.68%, while its benchmark, the Lehman Brothers 1-3 Year Government/Corporate Bond Index, returned 1.43%.(1)

Interest rates were fairly stable during the period, following the extreme volatility of last summer and early fall. In response to a lack of liquidity and investors' diminishing confidence in the markets, the Federal Reserve Board reduced short-term interest rates by a quarter-point in November, making a total of three cuts in three consecutive months. Investors were reassured by the Fed's aggressive action, and the price of Treasury securities, which had been driven down to extremely low levels by panic buying, rebounded. As a result, yields ticked downward, and the spread, or difference in yield, between Treasuries and investment-grade bonds returned to more normal levels.

High-yield spreads also recovered somewhat, although not nearly as much as investment-grade spreads. For us, the wider spreads were a welcome development because there was more upside potential in undervalued securities, enabling us to leverage our in-depth research capabilities.

We maintained our flexible strategy during the period, investing a majority of the Fund's assets in investment-grade bonds with maturities of one to three years. We also held smaller positions in Treasuries, high-yield bonds and cash equivalents. High-yield bonds, which involve higher credit risk than investment-grade bonds, are attractive because they offer generous yields that often enhance the overall performance of the Fund. And we've found that by shifting our allocations among these different assets, we can respond effectively to changes in interest rates.

Because of the strong correlation between high-yield bonds and equities, we invest only in bonds of companies in which we can leverage the thorough research of our outstanding team of equity analysts. We also look for situations in which the security has a high probability of being called by the issuer, typically at a profit.

One standout in this area of the market was Casino America, a company that owns several successful casinos, mostly in the southeastern U.S. This company refinanced its debt on more favorable terms and called our bonds at a premium.

While I was satisfied with the overall performance of the Fund, some of our holdings fell short of expectations. One in particular, Haynes International, a manufacturing company, suffered from both merger integration concerns and its exposure to the foundering economies of Southeast Asia. On a positive note, Haynes is owned by

FUND PROFILE                   April 30, 1999   October 31, 1998
--------------------------------------------------------------------
Weighted Average Maturity         2.8 Yrs.          2.6 Yrs.

Average Modified Duration*        2.5 Yrs.          2.3 Yrs.
30-Day Average
  Yield**                            5.57%             4.89%
30-Day Average Yield
  Without Reimbursement**            5.22%             4.44%
Average Rating                           A                A+
------------------------------------------------------------------

*A theoretical measure of price volatility.

**Yields will fluctuate.

PORTFOLIO ASSET MIX        April 30, 1999   October 31, 1998
-----------------------------------------------------------------
Investment-Grade
  Corporate Bonds               66.4%              60.2%
High-Yield/High-Risk
  Corporate Bonds               14.9%              12.4%
U.S. Treasury Notes             13.2%              24.4%
Cash & Cash
  Equivalents                    5.5%               3.0%
-----------------------------------------------------------------

(1) Both returns include reinvested dividends.

Past performance does not guarantee future results.


 18  Janus Income Funds / April 30, 1999

Blackstone, a firm that has historically been willing to invest in its companies to ensure their success. Therefore, we continue to hold a small position in Haynes.

We are confident that as long as interest rates don't move too much in either direction, Fund performance should remain solid. Currently, we believe the prospects for stable interest rates are good. Strong growth in the U.S. economy, which under some conditions might trigger a rise in interest rates, is being offset by sluggish growth abroad and negligible inflation domestically. In addition, some economists are predicting a slowdown in growth, especially in the technology area, as we approach the year 2000.

With interest rates at current levels, our investment-grade and Treasury holdings should hold their own. Meanwhile, the Fund's high-yield securities should continue to add value as the improving fundamentals of those companies result in higher prices for their high-yield debt. On the other hand, companies experiencing a positive change in their basic business prospects are in a stronger position to refinance their high-yield debt on better terms, in which case our bonds will be called at a profit. Either scenario is favorable for the Fund.

In conclusion, thank you for your investment in Janus Short-Term Bond Fund.

             PERFORMANCE OVERVIEW
             [GRAPH]
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Short-Term Bond Fund and the Lehman Brothers 1-3 Year Government/Corporate Bond Index. Janus Short-Term Bond Fund is represented by a shaded area of blue. The Lehman Brothers 1-3 Year Government/Corporate Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992 through April 30, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Short-Term Bond Fund at $14,063 as compared to the Lehman Brothers 1-3 Year Government/Corporate Bond Index at $14,440.


                Average Annual Total Return
                for the periods ended April 30, 1999
                One Year, 5.05%
                Five Year, 5.87%
                Since 9/1/92*, 5.26%

                JANUS SHORT-TERM BOND FUND - $14,063

                Lehman Brothers 1-3 Year
                Government/Corporate
                Bond Index - $14,440

                                    ]

*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The advisor voluntarily waives a portion of the fund's expenses, but reserves the right to change the level of waiver. Without such waivers, yields and total returns would be lower. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                         MARKET VALUE
-----------------------------------------------------------------------
Corporate Notes - 81.3%
Cable Television - 2.0%
   $ 675,000  FrontierVision Holdings L.P., 11.00%
               senior subordinated notes, due 10/15/06........$ 757,688
   2,000,000  TCI Communications, Inc., 6.375%
               senior notes, due 9/15/99......................2,007,500
                                                              2,765,188
Casino Hotels - 0.7%
     500,000  Caesars World, Inc., 8.875%
               senior subordinated notes, due 8/15/02...........502,500
     500,000  Circus Circus Enterprises, Inc., 6.70%
               debentures, due 11/15/03.........................475,000
                                                                977,500
Computers - Micro - 2.6%
   3,500,000  IBM Corp., 6.375%
               notes, due 6/15/00.............................3,535,000
Consulting Services - 0.6%
     800,000  Comdisco, Inc., 5.95%
               notes, due 4/30/02...............................796,000
Containers - Paper and Plastic - 1.5%
   $ 490,000  Container Corp. of America, 11.25%
               senior notes, due 5/1/04.......................$ 519,400
   1,000,000  Plastic Containers, Inc., 10.00%
               senior notes, due 12/15/06.....................1,060,000
     500,000  Stone Container Corp., 10.75%
               first mortgage notes, due 10/1/02................522,500
                                                              2,101,900
Distribution and Wholesale - 0.3%
     350,000  Herff Jones, Inc., 11.00%
               senior subordinated notes, due 8/15/05...........380,187
Diversified Financial Services - 2.7%
   3,750,000  Associates Corp. N.A., 5.85%
               senior notes, due 1/15/01......................3,764,062
Diversified Operations - 2.1%
   3,000,000  Warner-Lambert Co., 5.75%
               notes, due 1/15/03.............................2,996,250

See Notes to Schedules of Investments.

                                        Janus Income Funds / April 30, 1999   19

Janus Short-Term Bond Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                         MARKET VALUE
-----------------------------------------------------------------------
Electric - Integrated - 3.6%
  $1,500,000  Niagara Mohawk Power Corp., 6.50%
              senior notes, due 7/1/99.......................$1,501,875
   3,500,000  Southern Cal Edison Co., 5.875%
              notes, due 1/15/01..............................3,504,375
                                                              5,006,250
Finance - Auto Loans - 6.0%
              Ford Motor Credit Co.:
   3,750,000  6.25%, notes, due 11/8/00.......................3,782,812
   2,000,000  5.125%, notes, due 10/15/01.....................1,972,500
   2,500,000  General Motors Acceptance Corp., 6.375%
              notes, due 12/1/01..............................2,534,375
                                                              8,289,687
Finance - Credit Card - 1.1%
   1,500,000  American Express Credit Corp., 6.125%
              senior notes, due 11/15/01......................1,518,750
Finance - Investment Bankers/Brokers - 2.7%
   3,750,000  Merrill Lynch & Co., Inc., 6.00%
              notes, due 3/1/01...............................3,764,063
Finance - Leasing Companies - 1.1%
   1,500,000  AT&T Capital Corp., 7.50%
               company guaranteed notes, due 11/15/00.........1,535,850
Finance - Other Services - 5.4%
   1,000,000  Mellon Financial Co., 6.30%
              senior notes, due 6/1/00........................1,006,610
     950,000  Newcourt Credit Group, Inc., 6.875%
              notes, due 2/16/05(+).............................970,187
   2,000,000  Racers-Kellogg, 5.75%
               notes, due 2/2/01(+)...........................2,007,500
   3,500,000  Sears Roebuck Acceptance Corp., 6.00%
              notes, due 3/20/03..............................3,478,125
                                                              7,462,422
Food - Flour and Grain - 2.5%
   3,500,000  Archer Daniels Midland Co., 6.25%
              notes, due 5/15/03..............................3,539,375
Food - Retail - 3.8%
   1,500,000  Fred Meyer, Inc., 7.15%
              company guaranteed notes, due 3/1/03............1,535,625
   2,250,000  Safeway, Inc., 5.875%
               notes, due 11/15/01............................2,252,813
   1,310,000  Star Markets Co., Inc., 13.00%
              senior subordinated notes, due 11/1/04..........1,444,275
                                                              5,232,713
Gambling - Non-Hotel Casinos - 0.9%
     675,000  Argosy Gaming Co., 13.25%
              company guaranteed notes, due 6/1/04..............762,750
     500,000  Lady Luck Gaming Corp., 11.875%
              first mortgage notes, due 3/1/01..................510,000
                                                              1,272,750
Hotels and Motels - 2.0%
  $1,500,000  Host Marriott Travel Plaza, 9.50%
              senior notes, due 5/15/05......................$1,561,875
   1,250,000  Hyatt Equities L.L.C., 6.80%
              notes, due 5/15/00(+)...........................1,260,937
                                                              2,822,812
Independent Power Producer - 0.7%
     950,000  Calpine Corp., 7.75%
              senior notes, due 4/15/09.........................954,750
Manufacturing - 0.7%
   1,200,000  Foamex Capital Corp., 13.50%
              company guaranteed notes, due 8/15/05.............981,000
Medical - Drugs - 1.9%
   2,550,000  SmithKline Beecham PLC, 6.75%
               company guaranteed notes, due 10/30/01.........2,613,750
Metal - Diversified - 0.3%
     500,000  Haynes International, Inc., 11.625%
              senior notes, due 9/1/04..........................448,750
Metal Processors and Fabricators - 0.8%
   1,000,000  Fairfield Manufacturing Co., Inc., 11.375%
              senior subordinated notes, due 7/1/01...........1,040,000
Money Center Banks - 4.4%
   3,000,000  BankAmerica Corp., 6.65%
              senior notes, due 5/1/01........................3,052,500
   3,000,000  Chase Manhattan Corp., 5.50%
              notes, due 2/15/01..............................2,985,000
                                                              6,037,500
Multimedia - 5.3%
   3,750,000  Time Warner, Inc., 6.10%
               pass-thru asset trust securities,
              due 12/30/01(+).................................3,768,750
   3,500,000  Walt Disney Co. (The), 6.375%
              senior notes, due 3/30/01.......................3,548,125
                                                              7,316,875
Paint and Related Products - 1.5%
   2,000,000  Sherwin-Williams Co., 6.25%
              notes, due 2/1/00...............................2,007,500
Physical Therapy and Rehabilitation Centers - 1.5%
   2,000,000  HEALTHSOUTH Corp., 9.50%
              senior subordinated notes, due 4/1/01...........2,055,000
Pipelines - 1.8%
   2,500,000  Enron Corp., 6.45%
               notes, due 11/15/01............................2,528,125
Retail - Discount - 3.9%
   1,750,000  TJX Companies, Inc., 6.625%
              notes, due 6/15/00..............................1,765,312
   3,500,000  Wal-Mart Stores, Inc., 6.50%
              notes, due 6/1/03...............................3,596,250
                                                              5,361,562

See Notes to Schedules of Investments.

 20  Janus Income Funds / April 30, 1999

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                                      MARKET VALUE
----------------------------------------------------------------------------------
Retail - Leisure Products - 0.4%
   $ 500,000  Selmer Co., Inc., 11.00%
              senior subordinated notes, due 5/15/05.....................$ 533,750
Special Purpose Entity - 1.5%
   2,000,000  Golden State Holdings, Inc., 6.75%
              senior notes, due 8/1/01...................................2,005,000
Super-Regional Banks - 2.7%
   3,750,000  NationsBank Corp., 5.75%
              senior notes, due 3/15/01..................................3,759,375
Telecommunication Equipment - 2.6%
   3,500,000  Lucent Technologies, Inc., 6.90%
              notes, due 7/15/01.........................................3,596,250
Telecommunication Services - 1.4%
     750,000  Galaxy Telecom L.P., 12.375%
              senior subordinated notes, due 10/1/05.......................836,250
     950,000  Global Crossing Holding, Ltd., 9.625%
              company guaranteed notes, due 5/15/08......................1,061,625
                                                                         1,897,875
Telephone - Local - 3.6%
   3,000,000  Southwestern Bell Communications Capital
              Corp., 6.375%, notes, due 4/1/01...........................3,037,500
   1,850,000  US WEST Communications, Inc., 6.375%
              notes, due 10/15/02........................................1,875,438
                                                                         4,912,938
Telephone - Long Distance - 2.6%
   3,000,000  MCI WorldCom, Inc., 6.125%
              senior notes, due 8/15/01..................................3,015,000
     500,000  Qwest Communications International, Inc.
               10.875%, senior notes, due 4/1/07...........................576,875
                                                                         3,591,875
Utility - Integrated - 1.3%
$  1,800,000  PECO Energy Co., 5.625%
               first mortgage notes, due 11/1/01......................$  1,791,000
Wire and Cable Products - 0.8%
              International Wire Group, Inc.:
     350,000  11.75%, company guaranteed notes,
              due 6/1/05...................................................370,563
     650,000  11.75%, senior subordinated notes,
              due 6/1/05...................................................688,188
                                                                         1,058,751
----------------------------------------------------------------------------------
Total Corporate Notes (cost $112,583,963)..............................112,252,385
----------------------------------------------------------------------------------
U.S. Government Obligation - 13.2%
              U.S. Treasury Note
  19,000,000  4.25%, due 11/15/03 (cost $18,345,858)....................18,237,340
----------------------------------------------------------------------------------
Short-Term Corporate Note - 2.8%
              Household Finance Corp.
   3,900,000  4.88%, 5/3/99 (amortized cost $3,898,943)..................3,898,943
----------------------------------------------------------------------------------
Total Investments (total cost $134,828,764) - 97.3%....................134,388,668
----------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities -2.7%.............3,696,078
----------------------------------------------------------------------------------
Net Assets - 100%.....................................................$138,084,746
----------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                        Janus Income Funds / April 30, 1999   21

Janus Money Market Funds

     [Sharon S. Pichler Photo]
     Sharon Pichler
     portfolio manager -

     Janus Money Market
     Fund

     Janus Tax-Exempt
     Money Market Fund

     [J. Eric Thorderson Photo]
     J. Eric Thorderson
     portfolio manager -

     Janus Government
     Money Market Fund

For the twelve months ended April 30, 1999, Janus Money Market Fund ranked 62nd out of 316 funds in the U.S. Money Market category, as monitored by Lipper, Inc., a leading mutual fund rating company.(1) During the same period, Janus Government Money Market Fund ranked 35th out of 118 in the U.S. Government Money Market category,(2) while Janus Tax-Exempt Money Market Fund ranked 14th out of 129 in the U.S. Tax-Exempt Money Market category.(3)

The markets underwent a dramatic shift away from the crisis mentality that prevailed around the time of our last letter to you (November 1998). As we anticipated, the Federal Reserve Board did cut short-term interest rates by another quarter-point in November, bringing the total to three reductions in three months. This aggressive easing of monetary policy was sufficient to reassure investors in both the fixed-income and equity markets. In November and December, spreads, or differences in yields, for the middle and long end of the credit market narrowed substantially from their crisis peaks, while stocks rallied strongly throughout the period. Much of this action occurred outside of our investment universe, which focuses on debt instruments with maturities of one year or less. However, there was some spillover into the short-term market, and we took advantage of some of the bargains created by this volatility.

Since the end of 1998, it has become clear that, virtually alone among the world's economies, the U.S. is still growing vigorously. Thus, while there appears to be no need for the Fed to further reduce interest rates as a means of stimulating economic growth, the lack of inflation domestically and economic softness abroad would dictate not raising rates either. Either way, there seems to be stability for the moment, at least with respect to interest rate pressures.

Strategically, we extended the average maturity of our taxable and government funds when last fall's market volatility resulted in higher yields at the longer end of our investment spectrum. The average weighted maturity at the end of April reflects our current feeling that interest rates should experience little change over the short term. The average weighted maturity was 55 days for Janus Money Market Fund, 22 days for Janus Government Money Market Fund, and 58 days for Janus Tax-Exempt Money Market Fund.

In the tax-exempt area, instruments with shorter maturities are normally heavily influenced by supply and demand. For the past several months, demand has outstripped supply, keeping tax-exempt rates quite low relative to taxable rates. We expect this situation to be relieved somewhat as we move into the summer months, when issuance of municipal notes usually increases. At that point, we expect to see some opportunities to purchase longer-term tax-exempt paper at more favorable rates. Normally, we look for tax-exempt yields that are at least 65% to 70% of the yields on comparable taxable securities. In addition, when considering any position, whether taxable or tax-exempt, we depend on in-depth credit analysis and careful examination of the potential risks and rewards.

Right now, the Funds are positioned appropriately for a relatively stable interest rate environment. Should the outlook change, we have the flexibility to respond by adjusting the average maturity of our holdings. If 1998 taught us anything, it's that flexibility is crucial to successfully navigating these rapidly changing markets. That will certainly be one of our guiding principles as we proceed through the remainder of 1999.

Thank you for your continued investment in Janus Money Market Funds.

(1) Lipper, Inc. defines a U.S. money market fund as one that invests "in high-quality financial instruments rated in the top two grades with dollar-denominated average maturities of less than 90 days" and that intends "to keep constant net asset value." As of April 30, 1999, Janus Money Market Fund ranked 46/274 U.S. money market funds for the 3-year period.

(2) Lipper, Inc. defines a U.S. government money market fund as one that "invests principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days" and that intends "to keep constant net asset value." As of April 30, 1999, Janus Government Money Market Fund ranked 23/103 U.S. government money market funds for the 3-year period.

(3) Lipper, Inc. defines a tax-exempt money market fund as one that "invests in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days" and that intends "to keep constant net asset value." As of April 30, 1999, Janus Tax-Exempt Money Market Fund ranked 15/121 U.S. tax-exempt money market funds for the 3-year period. Lipper rankings are based on total return, including reinvestment of dividends and capital gains.

An investment in the Fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any over government agency. Although the Fund(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund(s).

Past performance does not guarantee future results.


 22  Janus Income Funds / April 30, 1999

                                                         Janus Money Market Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                          MARKET VALUE
-----------------------------------------------------------------------
Short-Term Corporate Notes - 11.8%
 $100,000,000  Bank America Corp. 4.84%, 10/19/99..........$ 97,701,000
               Bankers Trust Company, New York:
   50,000,000  4.94%, 7/7/99.................................49,540,306
   50,000,000  4.95%, 7/30/99................................49,381,250
   50,000,000  4.94%, 10/15/99...............................48,854,194
   50,000,000  4.94%, 10/29/99...............................48,758,139
   50,000,000  Banque et Caisse D'Epargne de L'etat
                4.83%, 11/15/99..............................48,671,750
   50,000,000  Bear Stearns Companies, Inc.
                4.86%, 5/27/99...............................49,824,500
               BT Alex Brown, Inc.:
   25,000,000  4.90%, 5/18/99................................24,942,153
   25,000,000  4.92%, 6/18/99................................24,836,000
   50,000,000  4.90%, 6/21/99................................49,652,917
   50,000,000  4.90%, 7/6/99.................................49,550,833
               Heller Financial, Inc.:
   25,000,000  4.87%, 5/3/99.................................24,986,472
   25,000,000  4.88%, 5/12/99................................24,962,722
               HSBC America, Inc.:
   25,000,000  5.41%, 5/24/99................................24,913,447
   50,000,000  4.91%, 7/6/99.................................49,549,917
               PHH Corp.:
   50,000,000  4.89%, 5/3/99.................................49,993,208
   55,000,000  4.92%, 5/4/99.................................54,977,450
-----------------------------------------------------------------------
Total Short-Term Corporate Notes
 (amortized cost $771,096,258)..............................771,096,258
-----------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 6.8%
   10,110,000  Bannockburn Associates L.L.C.
                4.95%, 4/1/27................................10,110,000
   15,475,000  California HFA, 4.95%, 8/1/05(+)..............15,475,000
   13,260,000  Community Health System, Inc. Series A,
                5.05%, 10/1/03...............................13,260,000
   15,510,000  Crouse Health Hospital, Inc.
                4.98%, 7/1/17................................15,510,000
   25,000,000  Crozer-Keystone Health Systems
                4.98%, 12/15/21..............................25,000,000
   36,530,000  Cuyahoga County, Ohio Continuing Care
                Facilities Revenue, 4.99%, 2/1/29............36,530,000
    9,100,000  Eagle County, Colorado Housing Facility
                Revenue, (BC Housing L.L.C. Project),
                Series A, 4.9025%, 6/1/27.....................9,100,000
   20,000,000  Episcopal Health Services, Inc., New York
                5.05%, 3/1/28................................20,000,000
   15,000,000  Eufaula, Alabama Industrial Development
                Board, (Chia Tai Project), 5.07%, 6/1/13.....15,000,000
   12,600,000  Genesys Michigan Health System, Inc., Series A,
                4.93%, 4/1/20................................12,600,000
    8,400,000  H/M Partners L.L.C., 4.90%, 10/1/20............8,400,000
    6,300,000  Jackson County, Alabama Industrial
                Development Board Revenue, (Beaulieu
                America Project), 5.00%, 7/1/10...............6,300,000
   20,000,000  Lenexa, Kansas Industrial Revenue, (Labone,
                Inc. Project), Series A, 4.98%, 9/1/09.......20,000,000
 $ 59,000,000  Los Angeles, California Community
                Redevelopment Agency, Series A,
                5.00%, 12/1/18.............................$ 59,000,000
   20,675,000  Louisiana Health Systems Corp. Revenue,
                Series B, 4.96%, 10/1/22.....................20,675,000
   34,805,000  Montgomery, Alabama BMC Special Care
                Facilities Financing Authority, (Baptist
                Medical Center), Series C, 4.90%, 11/15/29...34,805,000
   10,000,000  Patrick Schaumburg Auto, 4.98%, 7/1/08........10,000,000
   37,000,000  Racetrac Capital L.L.C., 4.90%, 4/1/18........37,000,000
   25,000,000  Rehau, Inc., 5.04%, 10/1/19...................25,000,000
   16,720,000  Rockland Financial, Ltd., 4.95%, 12/1/26......16,720,000
   15,000,000  St. Francis Place, Ltd., 4.98%, 12/1/08(+)....15,000,000
   15,000,000  T3 Holdings, Inc. (Ocean Spray Cranberries,
                Inc.), 4.90%, 5/1/08.........................15,000,000
    5,090,000  Union City, Tennessee Industrial Development
                Board, (Cobank Limited L.L.C., Project),
                5.00%, 1/1/25.................................5,090,000
-----------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost
 $445,575,000)..............................................445,575,000
-----------------------------------------------------------------------
Floating Rate Notes - 25.5%
   50,000,000  Abbey National Treasury Services
                4.85%, 7/20/99(+)............................49,985,765
               American Express Centurion:
   35,000,000  4.9287%, 10/19/99.............................35,000,000
   50,000,000  4.95%, 11/24/99...............................50,000,000
               American Honda Finance Corp.:
   25,000,000  4.975%, 7/27/99(+)............................25,000,000
   80,000,000  4.98%, 8/16/99(+).............................80,000,000
   25,000,000  4.9525%, 10/28/99(+)..........................24,996,302
   75,000,000  4.97%, 10/28/99(+)............................75,000,000
   30,000,000  4.9975%, 1/25/00(+)...........................29,989,167
   25,000,000  4.98%, 3/23/00(+).............................24,995,622
   58,000,000  Army and Air Force Exchange
                5.00%, 5/24/99...............................58,000,000
               Bayerische Landesbank, New York:
   76,000,000  4.7909%, 5/10/99..............................75,997,540
   75,000,000  4.93%, 12/7/99................................74,982,234
   26,000,000  Chase Manhattan Corp.
                4.96%, 1/20/00...............................25,986,909
               CIT Group, Inc.:
  100,000,000  4.80%, 7/21/99................................99,966,402
   50,000,000  4.93%, 11/2/99................................49,995,040
  100,000,000  5.00%, 2/14/00................................99,965,813
               Countrywide Home Loan:
   50,000,000  5.0037%, 8/30/99..............................50,000,000
   50,000,000  5.00%, 10/6/99................................49,998,294
   50,000,000  Crestar Bank, Richmond
                5.00%, 1/28/00...............................49,996,364
  100,000,000  Deutsche Bank, New York, 4.86%, 6/1/99........99,994,869
   30,000,000  Eaton Corp., 5.125%, 4/17/00(+)...............30,000,000
   50,000,000  Fleet National Bank, 4.94%, 12/6/99...........49,997,539

See Notes to Schedules of Investments.

                                        Janus Income Funds / April 30, 1999   23

Janus Money Market Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                          MARKET VALUE
-----------------------------------------------------------------------
Floating Rate Notes - (continued)
 $ 52,000,000  General Motors Acceptance Corp.
                4.94%, 10/8/99............................$  51,996,800
   50,000,000  Generale Bank, New York
                4.9062%, 10/27/99............................49,995,219
               Morgan Guaranty Trust Co.:
   40,000,000  4.905%, 6/7/99................................39,996,545
   25,000,000  4.8562%, 9/27/99..............................24,995,047
  100,000,000  4.95%, 11/29/99..............................100,000,000
               PNC Bank N.A.:
   25,000,000  4.9287%, 10/13/99.............................24,997,798
   50,000,000  4.9487%, 10/13/99.............................50,000,000
   25,000,000  4.9262%, 10/27/99.............................25,000,000
   50,000,000  4.9871%, 11/3/99..............................50,000,000
   35,000,000  Triangle Funding, Ltd. 5.04%, 10/15/99(+).....35,000,000
-----------------------------------------------------------------------
Total Floating Rate Notes (cost $1,661,829,269)...........1,661,829,269
-----------------------------------------------------------------------
Funding Agreements - 4.4%
  160,000,000  General American Life Insurance Co.
                (seven day demand), 5.12%, 12/31/05.........160,000,000
  100,000,000  Prudential Funding Corp., (seven day demand)
                4.9487%, 10/31/01...........................100,000,000
   25,000,000  Transamerica Occidental Life Insurance Co.
                (seven day demand), 4.90125%, 5/3/00.........25,000,000
-----------------------------------------------------------------------
Total Funding Agreements (cost $285,000,000)................285,000,000
-----------------------------------------------------------------------
Loan Participations - 3.9%
   25,000,000  General Motors Acceptance Mortgage Corp.
                4.9562%, 10/28/99............................24,983,671
  232,485,000  Kamehameha Activities, 5.25%, 5/19/99........232,485,000
-----------------------------------------------------------------------
Total Loan Participations (amortized cost $257,468,671).....257,468,671
-----------------------------------------------------------------------
Certificates of Deposit - 14.0%
   50,000,000  Bank of Nova Scotia, 5.12%, 2/16/00...........49,988,477
   50,000,000  Banque Nationale de Paris, 4.96%, 12/22/99....49,987,575
   25,000,000  Bayerische Landesbank, New York
                5.72%, 5/6/99................................24,999,680
   25,000,000  Canadian Imperial Bank of Canada Commerce
                5.20%, 2/26/00...............................24,993,999
   50,000,000  Chase Manhattan Bank USA, N.A.
                5.685%, 8/3/99...............................50,112,581
               Commerzbank A.G., New York:
   30,000,000  5.02%, 2/4/00.................................29,993,365
   30,000,000  5.07%, 2/9/00.................................29,993,249
   25,000,000  5.31%, 3/1/00.................................24,993,973
   30,000,000  5.09%, 4/12/00................................29,965,596
 $ 25,000,000  Deutsche Bank, New York, 5.06%, 2/8/00......$ 24,992,525
               HSBC Bank USA:
   50,000,000  4.93%, 12/15/99...............................49,978,903
   50,000,000  5.01%, 2/7/00.................................49,985,102
               National Bank Canada, New York
   17,000,000  5.76%, 6/10/99................................17,011,208
   30,000,000  5.68%, 7/20/99................................29,996,220
   25,000,000  4.81%, 7/23/99................................25,000,556
   25,000,000  4.69%, 10/25/99...............................24,996,482
   25,000,000  5.065%, 11/18/99..............................24,998,672
   25,000,000  5.17%, 4/10/00................................24,990,901
               Royal Bank of Canada, New York
   50,000,000  5.07%, 1/31/00................................49,992,754
   25,000,000  5.01%, 2/7/00.................................24,992,550
   25,000,000  5.035%, 2/8/00................................24,991,589
  145,000,000  5.12%, 3/21/00...............................144,922,924
   30,000,000  Skandinaviska Enskilda Banken
                5.16%, 4/26/00...............................29,985,715
   25,000,000  Svenska Handelsbanken, New York
                5.22%, 3/1/00................................24,993,968
   25,000,000  UBS A.G. Stanford, 5.16%, 2/28/00.............24,992,008
-----------------------------------------------------------------------
Total Certificates of Deposit (amortized cost
 $911,850,572)..............................................911,850,572
-----------------------------------------------------------------------
Promissory Notes - 13.7%
  300,000,000  Goldman Sachs Group L.P., (same day put)
                5.00%, 7/19/99..............................300,000,000
  100,000,000  Goldman Sachs Group L.P., (seven day
                demand), 5.05%, 12/3/99.....................100,000,000
  100,000,000  Heller Financial, Inc. (seven day demand)
                5.1175%, 1/12/00............................100,000,000
  395,000,000  Lehman Brothers, Inc., (same day put)
               4.1375%, 4/21/99.............................395,000,000
-----------------------------------------------------------------------
Total Promissory Notes (cost $895,000,000)..................895,000,000
-----------------------------------------------------------------------
Put Bonds - 1.3%
   18,900,000  Bedford County, Virginia Industrial
                Development Authority, Series 95D
                5.00%, 6/9/99................................18,900,000
   17,800,000  St. Joseph Health Systems of California,
                Series A, 5.21%, 7/1/11......................17,800,000
   44,745,723  West Labs, Series 1998 - 1, Class A
                4.9125%, 2/25/00.............................44,745,723
-----------------------------------------------------------------------
Total Put Bonds (cost $81,445,723)...........................81,445,723
-----------------------------------------------------------------------

See Notes to Schedules of Investments.

 24  Janus Income Funds / April 30, 1999

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                          MARKET VALUE
-----------------------------------------------------------------------
Bank Notes - 1.1%
 $ 30,000,000  First Union National Bank
                5.25%, 9/17/99..............................$30,000,000
   18,000,000  Morgan Guaranty Trust Co.
               5.75%, 10/8/99................................18,067,531
   20,000,000  Toronto Dominion Bank, New York
               5.71%, 5/24/99................................20,006,802
-----------------------------------------------------------------------
Total Bank Notes (amortized cost $68,074,333)................68,074,333
-----------------------------------------------------------------------
Repurchase Agreements - 17.6%
  215,000,000  Barclays Capital, Inc.,
                5.04%, dated 4/30/99, maturing 5/3/99,
                to be repurchased at $215,090,300
                collateralized by $8,875,000 in
                American Express Master Trust,
                5.60%-7.60%, 8/15/02-11/15/06; $500,000
                in AT&T Universal Card Master Trust,
                5.95%, 10/17/02; $10,000,000 in
                BankBoston Commercial Loan Master,
                5.40%, 2/16/06; $500,000 in BankBoston
                Marine Asset Backed Trust, 6.82%,
                4/15/13; $151,710,000 in BCI Home
                Equity Loan, 5.06%-5.1775%, 3/29/24;
                $3,500,000 in Capital Equipment
                Receivables Trust, 6.28%, 6/15/00;
                $3,000,000 in Capital One Master Trust,
                5.02625%, 2/15/05; $2,305,000 in Case
                Equipment Loan Trust, 5.83%, 2/15/05;
                $7,770,000 in CIT Receivables Trust,
                5.40%-6.50%, 4/15/11-12/15/11;
                $5,305,000 in Citibank Credit Card
                Master Trust I, 5.105%-6.35%,
                8/15/02-1/15/10; $20,000,000 in
                Daimler-Benz Vehicle Trust, 5.22%,
                12/22/03; $1,250,000 in Deutsche
                Floorplan Receivables Master Trust,
                5.085%, 10/15/01; $23,160,000 in
                Discover Card Master Trust I,
                5.05125%-6.55%, 2/18/03-9/16/05;
                $5,000,000 in First Bank Corporate Card
                Master Trust, 6.40%, 2/15/03;
                $6,555,000 in First USA Credit Card
                Master Trust, 5.02875%-6.42%,
                3/17/05-10/17/06; $2,840,000 in Fleet
                Credit Card Master Trust, 4.96625%,
                7/15/03; $900,000 in Ford Credit Auto
                Loan Master Trust, 5.13%, 2/15/03;
                $15,536,632 in Ford Credit Auto Owner
                Trust, 5.81%, 3/15/02; $1,000,000 in
                Illinois Power Special Purpose Trust,
                5.54%, 6/25/09; $1,950,000 in Loop
                Funding Master Trust, 5.18%, 12/26/06;
                $900,000 in MBNA Master Credit Card
                Trust, 5.25%, 2/15/06; $1,000,000 in
                Mellon Bank Home Equity Loan Trust,
                5.11625%, 4/15/26; $17,535,000
                in Navistar Financial Corp. Owner
                Trust, 5.94%-6.05%, 4/15/02-11/15/04;
                $2,025,000 in Newcourt Receivables
                Asset Trust, 6.24%-6.87%,
                6/20/04-12/20/04; $10,000,000 in Nissan
                Auto Receivables Grantor Trust, 5.45%,
                4/15/04; $3,000,000 in Premier Auto
                Trust, 6.35%, 4/6/02, $15,000,000 in
                Providian Master Trust, 5.03625%,
                12/15/05; $13,725,000 in Sears Credit
                Account Master Trust, 7.00%-8.10%,
                1/15/04-10/15/04; $10,145,000 in Toyota
                Auto Leasing Trust, 5.45%, 3/25/03;
                with respective values of $9,006,877,
                $507,140, $10,000,000, $517,399,
                $51,258,419, $3,192,759, $2,999,940,
                $2,333,027, $2,653,597, $5,306,202,
                $19,687,600, $1,250,375, $19,457,620,
                $5,087,330, $6,677,754, $2,836,831,
                $897,614, $15,639,795, $970,249,
                $1,903,064, $884,770, $420,383,
                $8,463,825, $366,612, $8,104,235,
                $3,053,613, $14,977,620, $10,711,713
                and $10,133,638............................$215,000,000
 $150,000,000  Deutsche Bank Securities, Inc.,
                5.04%, dated 4/30/99, maturing 5/3/99,
                to be repurchased at $150,063,000
                collateralized by $34,628,000 in
                Deutsche Mortgage and Asset Receiving
                Corp., 5.875%-5.17625%, 11/15/00; $32,951,000
                in GE Capital Mortgage Services, Inc.,
                9.8625%, 2/25/28; $32,500,000 in
                Mortgage Capital Funding, Inc., 6.325%,
                10/18/07; $21,550,854 in Nomura
                Depositor Trust, 5.20625%, 1/15/03;
                $34,510,000 in Residential Funding
                Mortgage Securities, 10.3625%, 3/25/28;
                with respective values of $34,628,000,
                $32,293,031, $31,193,606,
                $21,216,717 and $33,668,646.................150,000,000
  160,000,000  HSBC Securities, Inc.,
                5.05%, dated 4/30/99, maturing 5/3/99,
                to be repurchased at $160,067,333
                collateralized by $167,033,000 in U.S.
                Treasury Bills, 4.32%-4.62%,
                7/8/99-3/30/00; with a value of
                $163,202,138................................160,000,000
  300,000,000  JP Morgan Securities, Inc.,
                5.08%, dated 4/30/99, maturing 5/3/99,
                to be repurchased at $300,127,000
                collateralized by $321,000,000 in TRW,
                Inc., 5.46%-5.59%, 5/07/99-
                6/28/99; with a value of $319,914,417.......300,000,000

See Notes to Schedules of Investments.

                                        Janus Income Funds / April 30, 1999   25

Janus Money Market Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                          MARKET VALUE
-----------------------------------------------------------------------
Repurchase Agreements - (continued)
 $325,000,000  NationsBank Corp.,
                5.04%, dated 4/30/99, maturing 5/3/99,
                to be repurchased at $325,136,500
                collateralized by $135,883,000 in Bank
                of America Mortgage Securities, 6.25%,
                5/25/14; $18,272,000 in Citicorp
                Mortgage Securities, Inc., 6.75%,
                9/25/28; $9,945,000 in CMC Securities
                Corp., 6.75%, 3/25/24; $32,000,000 in
                CS First Boston Mortgage Securities
                Corp., 5.96%, 12/15/07; $4,510,000 in
                EQCC Home Equity Loan Trust,
                6.45%-6.459%, 9/15/12-3/15/21;
                $50,179,563 in Fannie Mae, 0%-15.34%,
                1/25/08-8/25/26; $83,776,685 in Freddie
                Mac, 0%-14.8333%, 3/15/11-12/15/28;
                $33,886,000 in GE Capital Mortgage
                Services, Inc., 6.50%-10.00%, 10/25/13-
                12/25/23; $24,770,000 in Green Tree
                Home Improvement Loan Trust,
                6.80%-7.10%, 6/15/26-7/15/29;
                $4,000,000 in Mellon Residential
                Funding Corp., 6.50%, 2/25/28;
                $1,000,000 in Merrill Lynch Mortgage
                Investors, Inc., 7.24%, 4/25/28;
                $9,906,000 in Morgan Stanley Capital,
                5.91%, 11/15/31; $15,728,000 in
                Mortgage Capital Funding, Inc.,
                6.549%-7.35%, 7/15/05-5/18/08;
                $3,358,000 in Nationslink Funding
                Corp., 6.042%, 11/20/07; $16,927,000 in
                PNC Mortgage Securities Corp., 6.50%,
                12/25/28; $4,268,000 in Prudential Home
                Mortgage Securities, 6.75%, 11/25/23;
                $2,903,000 in Residential Funding
                Mortgage Securities, 9.98895%,
                10/25/08; $2,000,000 in The Money Store
                Home Equity Trust, 8.40%, 2/15/24; with
                respective values of $134,991,608,
                $15,600,665, $9,872,899, $31,926,080,
                $4,572,959, $17,151,431, $9,591,689,
                $29,618,289, $24,408,496, $3,932,400,
                $1,038,830, $9,840,224, $13,030,790,
                $3,306,775, $16,089,655, $2,289,194,
                $2,134,145 and $2,103,872................$  325,000,000
-----------------------------------------------------------------------
Total Repurchase Agreements (cost $1,150,000,000).........1,150,000,000
-----------------------------------------------------------------------
Total Investments (total cost $6,527,339,826) - 100.1%....6,527,339,826
-----------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other
 Assets - (0.1%)............................................(4,915,865)
-----------------------------------------------------------------------
Net Assets - 100%........................................$6,522,423,961
-----------------------------------------------------------------------

See Notes to Schedules of Investments.

 26  Janus Income Funds / April 30, 1999

                                              Janus Government Money Market Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                         MARKET VALUE
-----------------------------------------------------------------------
Short-Term Corporate Notes - 5.4%
              Private Export Funding Corp. (SLMA):
 $45,000,000  4.68%-4.78%, 5/6/99..........................$ 44,970,604
  10,000,000  4.81%, 5/27/99..................................9,965,261
  25,000,000  4.85%, 6/15/99.................................24,848,438
  17,600,000  4.81%, 6/28/99.................................17,463,610
   5,000,000  4.76%, 9/15/99..................................4,909,428
   4,836,000  4.80%, 10/29/99.................................4,719,291
-----------------------------------------------------------------------
Total Short-Term Corporate Notes
 (amortized cost $106,876,632)..............................106,876,632
-----------------------------------------------------------------------
U.S. Government Agency Notes - 8.1%
              Fannie Mae:
   5,000,000  4.77%, 5/10/99..................................4,994,038
   5,000,000  4.85%, 5/13/99..................................4,991,917
   3,026,000  4.73%-4.85%, 6/4/99.............................3,012,377
  10,000,000  5.265%, 7/16/99.................................9,888,850
   5,000,000  6.35%, 8/10/99..................................5,015,586
   5,000,000  4.48%, 9/29/99..................................4,906,044
   3,010,000  4.775%, 11/12/99................................2,932,148
  10,000,000  4.74%, 12/15/99.................................9,699,800
   5,000,000  4.72%, 2/8/00...................................4,814,478
   5,000,000  5.10%, 3/16/00..................................5,000,000
              Federal Farm Credit Bank:
  10,000,000  5.23%, 7/9/99...................................9,899,758
   5,193,000  4.70%, 8/5/99...................................5,127,914
   5,000,000  4.67%, 1/28/00..................................4,823,578
   5,000,000  4.80%, 2/1/00...................................4,997,921
   5,740,000  4.75%, 2/22/00..................................5,515,064
              Federal Home Loan Bank System:
   2,225,000  4.81%, 5/7/99...................................2,223,216
  10,000,000  5.03%, 10/29/99................................10,000,000
   5,000,000  4.52%, 1/7/00...................................4,842,428
   5,000,000  4.66%, 2/7/00...................................4,817,483
   5,000,000  4.79%, 2/17/00..................................4,805,739
   5,000,000  4.95%, 2/24/00..................................4,988,600
   6,140,000  5.05%, 2/25/00..................................6,140,000
  10,000,000  5.10%, 3/3/00...................................9,994,464
  10,000,000  5.16%, 3/8/00...................................9,999,173
   5,000,000  5.01%, 4/28/00..................................4,997,173
              Freddie Mac:
   5,000,000  4.82%, 6/15/99..................................4,969,875
   5,000,000  4.75%, 10/1/99..................................4,899,062
              Sallie Mae
   3,000,000  4.61%, 1/27/00..................................2,895,891
-----------------------------------------------------------------------
Total U.S. Government Agency Notes
 (amortized cost $161,192,577)..............................161,192,577
-----------------------------------------------------------------------
U.S. Government Agency Variable Notes - 8.1%
              Fannie Mae:
  50,000,000  4.6875%, 7/28/99...............................49,986,499
  10,000,000  4.82%, 9/17/99..................................9,997,715
              Federal Farm Credit Bank:
  10,000,000  4.73%, 6/22/99..................................9,998,746
  20,000,000  4.85%, 12/28/99................................20,000,000
              Federal Home Loan Bank System:
$ 15,000,000  4.7271%, 5/4/99..............................$ 14,999,867
  10,000,000  4.897%, 8/12/99.................................9,998,343
  10,000,000  4.82%, 1/19/00..................................9,997,880
  15,000,000  4.80%, 4/5/00..................................14,993,172
   5,000,000  4.917%, 4/7/00..................................4,998,169
   5,000,000  4.967%, 4/24/00.................................4,998,570
   5,000,000  4.997%, 4/28/00.................................4,998,016
              Sallie Mae:
   2,000,000  5.107%, 6/17/99.................................2,000,271
   5,000,000  5.107%, 2/14/00.................................4,997,675
-----------------------------------------------------------------------
Total U.S. Government Agency Variable Notes
 (amortized cost $161,964,923)..............................161,964,923
-----------------------------------------------------------------------
U.S. Government Guarantee Notes and Loans - 10.4%
              Army and Air Force Exchange
  12,000,000  5.025%, 5/21/99................................12,000,000
              Malev Hungarian Airlines
               (Export-Import Bank of the United States)
  66,972,236  4.84%, 5/3/99..................................66,972,236
              Washington Aircraft Hire
              (Export-Import Bank of the United
129,370,641   States) 4.84%, 5/3/99........................129,370,641
-----------------------------------------------------------------------
Total U.S. Government Guarantee Notes and Loans
 (cost $208,342,877)........................................208,342,877
-----------------------------------------------------------------------
Repurchase Agreements - 68.1%
  67,600,000  ABN AMRO Securities, Inc., 4.90%,
               dated 4/30/99, maturing 5/3/99, to be
               repurchased at $67,627,603 collateralized by
               $13,000,000 in Fannie Mae, 6.087%-6.437%,
               4/24/25-9/23/25; $57,937,715 in Freddie
               Mac, 5.3887%-6.125%, 1/15/08-1/15/29;
               with respective values of $13,412,007 and
               $55,801,592...................................67,600,000
 375,000,000  ABN AMRO Securities, Inc., 4.96%,
               dated 4/30/99, maturing 5/3/99, to be
               repurchased at $375,155,000 collateralized
               by $523,443,278 in Fannie Mae, 0%-8.50%,
               11/25/08-11/1/38; $434,271,221 in Freddie
               Mac, 0%-7.69%, 5/20/99-7/1/37; with
               respective values of $191,470,403 and
               $191,029,597.................................375,000,000
  50,000,000  CS First Boston, Inc., 4.9875%, dated 4/30/99, maturing 5/3/99, to be repurchased at
               $50,020,781 collateralized by $45,136,000
               in Fannie Mae, 6.00%-6.50%, 3/25/14-
               11/25/28; $43,230,000 in Freddie Mac,
               6.00%-7.00%, 2/15/14-2/15/29; with
               respective values of $22,917,203 and
               $28,247,872...................................50,000,000

See Notes to Schedules of Investments.

                                        Janus Income Funds / April 30, 1999   27

Janus Government Money Market Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                         MARKET VALUE
-----------------------------------------------------------------------
Repurchase Agreements - (continued)
$495,000,000  Deutsche Bank Securities, Inc., 4.96%
               dated 4/30/99, maturing 5/3/99, to be
               repurchased at $495,204,600 collateralized
               by $205,540,096 in Fannie Mae,
               5.763%-9.012%, 8/25/23-5/20/28;
               $344,561,603 in Freddie Mac, 6.00%-6.50%,
               8/15/26-4/15/27; with respective values of
               $167,408,162 and $337,491,838..............$ 495,000,000
 130,000,000  Goldman, Sachs & Co., 4.50%
               dated 4/30/99, maturing 5/3/99, to be
               repurchased at $130,048,750 collateralized
               by $99,156,000 in U.S. Treasury Note
               11.75%, 2/15/10; with a value of
               $132,600,856.................................130,000,000
  44,100,000  HSBC Securities, Inc., 5.05%
               dated 4/30/99, maturing 5/3/99, to be
               repurchased at $44,118,559 collateralized by
               $15,390,000 in Sallie Mae, 0%, 5/3/99;
               $30,131,000 in U.S. Treasury Bills, 4.18%-
               4.30%, 7/15/99-9/30/99; with respective
               values of $15,383,844 and $29,602,021.........44,100,000
 200,000,000  Morgan Stanley & Co., Inc., 5.03%
               dated 4/30/99, maturing 5/3/99, to be
               repurchased at $200,083,833 collateralized
               by $530,571,420 in Fannie Mae,
               5.862%-7.63%, 1/1/02-5/1/38 with a value
               of $205,324,511..............................200,000,000
-----------------------------------------------------------------------
Total Repurchase Agreements (cost $1,361,700,000).........1,361,700,000
-----------------------------------------------------------------------
Total Investments (total cost $2,000,077,009) - 100.1%....2,000,077,009
-----------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other
 Assets - (0.1%)............................................(1,816,203)
-----------------------------------------------------------------------
Net Assets - 100%........................................$1,998,260,806
-----------------------------------------------------------------------

See Notes to Schedules of Investments.

 28  Janus Income Funds / April 30, 1999

                                              Janus Tax-Exempt Money Market Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                         MARKET VALUE
-----------------------------------------------------------------------
Municipal Securities - 94.1%
Alabama - 0.6%
  $1,100,000  Athens Industrial Development Board Revenue,
               (Coilplus Income Project), Variable Rate,
               5.00%, 9/1/99................................$ 1,100,000
Arizona - 3.4%
   1,000,000  Pinal County Industrial Development Authority
               Hospital Revenue, (Casa Grande Regional
               Medical Center), Variable Rate,
               4.00%, 12/1/22.................................1,000,000
   5,237,000  Tucson Industrial Development Authority
               Multifamily Revenue, (Freedom Park
               Apartment Project), Variable Rate,
               5.70%, 12/1/07.................................5,237,000
                                                              6,237,000
California - 3.8%
   1,000,000  California Higher Education Loan Authority,
               Inc., Student Loan Revenue, Series A,
               3.80%, 6/1/01..................................1,000,000
   5,900,000  Hayward Housing Authority Multifamily
               Revenue, (Huntwood Terrace Apartments),
               Variable Rate, 5.10%, 3/1/27...................5,900,000
                                                              6,900,000
Colorado - 6.1%
   1,585,000  Aurora Centretech Metropolitan District,
               Series A, Variable Rate, 3.40%, 12/1/28........1,585,000
   5,905,000  Denver City and County Multi-Family Housing
               Revenue, (Ogden Residences Project),
               Variable Rate, 4.35%, 12/1/09..................5,905,000
   1,000,000  Dove Valley Metropolitan District, Arapahoe
               County, Series B, 3.375%, 11/1/25..............1,000,000
   1,000,000  Interstate South Metropolitan District, Series B,
               3.375%, 11/1/14................................1,000,000
   1,555,000  Stapleton Business Center Metropolitan District,
               3.35%, 12/1/17.................................1,555,000
                                                             11,045,000
Florida - 6.2%
   5,000,000  Gulf Breeze Healthcare Facilities Revenue,
               (Heritage Healthcare Project), Variable Rate,
               4.20%, 1/1/24(+)...............................5,000,000
   5,000,000  Palm Beach County Educational Facilities
               Authority Revenue, (Atlantic College Project),
               Variable Rate, 4.05%, 12/1/12..................5,000,000
   1,100,000  St. John's County Housing Financial Authority
               Housing Revenue, (Multifamily), Variable
               Rate, 3.95%, 2/15/28...........................1,100,000
     200,000  Titusville Multi-Purpose Revenue, Variable Rate,
               4.05%, 1/1/25....................................200,000
                                                             11,300,000
Georgia - 5.3%
     200,000  Bartow County Development Authority
               Pollution Control Revenue, (Georgia Power
               Co. Plant Bowen Project), Variable Rate,
               4.30%, 3/1/24....................................200,000
  $3,300,000  Richmond County Development Authority
               Pollution Control Revenue, (Monsanto Co.
               Project), Variable Rate, 4.00%, 6/1/21.......$ 3,300,000
   5,000,000  South Georgia Hospital Authority Revenue,
               (Georgia Alliance Community Hospitals),
               Series A, Variable Rate, 4.00%, 4/1/29.........5,000,000
   1,000,000  Whitfield County Residential Care Facility
               for the Elderly Authority, (Royal Oaks Senior
               Living Community), Variable Rate,
               4.00%, 11/1/25.................................1,000,000
                                                              9,500,000
Illinois - 7.3%
   2,600,000  Chicago Metropolitan Water Reclamation
               District - Greater Chicago, 4.70%, 12/1/99.....2,624,544
   1,485,000  Chicago, (Emergency Telephone System),
               4.50%, 1/1/00..................................1,496,588
   1,395,000  Cook County School District (No. 069) Skokie,
               3.15%, 12/1/99.................................1,395,000
   1,000,000  Du Page Water Commission, 5.85%, 3/1/00.........1,021,960
   3,000,000  Lombard Multifamily Housing (Clover Creek),
               3.55%, 12/15/06................................3,000,000
   2,400,000  Northlake Economic Development Revenue,
               (Dominick's Foods), Subseries B, Variable
               Rate, 4.35%, 1/1/02............................2,400,000
   1,300,000  Sauget Pollution Control Revenue, (Monsanto
               Co. Project), Variable Rate, 4.15%, 9/1/14.....1,300,000
                                                             13,238,092
Indiana - 1.1%
   1,000,000  Indiana State University Revenue Building 3,
               (Student Fee), Series E, 7.375%, 10/1/10.......1,057,671
   1,000,000  Logansport Economic Development Revenue,
               (Modine Manufacturing Co. Project), Variable
               Rate, 3.60%, 1/1/08............................1,000,000
                                                              2,057,671
Iowa - 1.4%
   2,500,000  Muscatine County Pollution Control Revenue,
               (Monsanto Co. Project), Variable Rate,
               4.15%, 10/1/07.................................2,500,000
Kansas - 1.9%
   3,400,000  Wichita Revenue, (CSJ Health System of
               Wichita), Variable Rate, 5.45%, 10/1/11........3,400,000
Louisiana - 0.6%
   1,000,000  Louisiana Public Facilities Authority Revenue
               Refunding, (River View), Variable Rate,
               4.35%, 7/1/07..................................1,000,000
Massachusetts - 1.2%
   2,000,000  Massachusetts Water Reservoir Authority,
               Series A, 7.50%, 4/1/09........................2,117,587

See Notes to Schedules of Investments.

                                        Janus Income Funds / April 30, 1999   29

Janus Tax-Exempt Money Market Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                         MARKET VALUE
-----------------------------------------------------------------------
Michigan - 4.6%
  $6,300,000  Holland Economic Development Corp., (Thrifty
               Holland, Inc.), Variable Rate, 4.20%, 3/1/13..$6,300,000
   1,095,000  Huron Valley School District Refunding,
               4.50%, 5/1/99..................................1,095,000
   1,000,000  Kalamazoo City School District, Series C,
               3.75%, 9/16/99.................................1,001,278
                                                              8,396,278
Minnesota - 4.2%
   4,100,000  Golden Valley Industrial Development Revenue,
               (Unicare Homes Project), Variable Rate,
               4.20%, 9/1/14..................................4,100,000
     600,000  New Brighton Industrial Development Revenue,
               (Unicare Homes, Inc. Project), Variable Rate,
               4.20%, 12/1/14...................................600,000
   2,900,000  Robbinsdale Industrial Development Revenue,
               (Unicare Homes, Inc. Project), Variable Rate,
               4.20%, 10/1/14.................................2,900,000
                                                              7,600,000
Mississippi - 5.2%
     500,000  Jackson, Series A, 5.30%, 5/1/00..................509,252
              Mississippi Board of Trustees of
               Institutions of Higher Learning:
   1,095,000  Series B, 3.75%, 7/15/99(+).....................1,095,000
     835,000  Series A, 3.15%, 1/15/00(+).......................835,000
   7,000,000  Mississippi Business Financial Corp. Revenue,
               (Mississippi College Project), Series B,
               Variable Rate, 4.00%, 2/1/09...................7,000,000
                                                              9,439,252
Missouri - 1.3%
     780,000  Kansas City Certificates of Participation,
               3.60%, 9/28/99(+)................................780,000
   1,400,000  Missouri Environmental Improvement and
               Energy Reservoir Authority Pollution
               Control Revenue, (Monsanto Co. Project),
               Variable Rate, 4.10%, 6/1/23...................1,400,000
     200,000  Missouri Health and Educational Facilities
               Authority Educational Facilities Revenue,
               Drury College), Series A, Variable Rate,
               4.30%, 8/15/21...................................200,000
                                                              2,380,000
Nebraska - 0.9%
   1,670,000  Grand Island Electric Revenue Refunding,
               6.00%, 9/1/99..................................1,684,802
Nevada - 0.3%
     585,000  Clark County Highway Improvement Revenue,
               (Motor Vehicle Fuel Tax), 4.497%, 7/1/99.........585,872
New York - 1.3%
   2,300,000  New York State Dormitory Authority Revenue,
               (St. Francis Center at the Knolls), Variable
               Rate, 4.30%, 7/1/23............................2,300,000
North Carolina - 0.2%
  $  400,000  Cumberland County Industrial Facilities and
               Pollution Control Financing Authority
               Revenue, (Monsanto Co. Project), Variable
               Rate, 4.00%, 10/1/14..........................$  400,000
Ohio - 3.3%
   1,000,000  Champaign County Industrial Development
               Revenue, (Allied-Signal Project), Variable
               Rate, 4.15%, 11/1/07...........................1,000,000
   2,000,000  Clinton County Hospital Revenue, (Ohio
               Hospital Capital, Inc.), Variable Rate,
               4.05%, 6/1/28..................................2,000,000
   3,000,000  Hamilton County Health Systems Revenue,
               (Franciscan Sisters of the Poor), Series A,
               Variable Rate, 4.90%, 3/1/17...................3,000,000
                                                              6,000,000
Oklahoma - 1.0%
     800,000  Oklahoma City Industrial and Cultural Facilities
               Trust Revenue, (Oklahoma Christian College),
               Variable Rate, 5.50%, 7/1/15.....................800,000
   1,035,000  Tulsa County Home Financing Authority
               Multifamily Housing Revenue, (Greenbriar
               Project), Series B, Variable Rate,
               4.15%, 3/15/05.................................1,035,000
                                                              1,835,000
Pennsylvania - 9.1%
   1,000,000  Allegheny County Hospital Development
               Authority Revenue, (South Hills Health
               System), Variable Rate, 3.15%, 4/1/08..........1,000,000
   1,180,000  Blair County Hospital Authority, (Altoona
               Hospital Project), Series A, 3.75%, 7/1/99.....1,180,000
              Dauphin County General Authority,
               (Allied Health Pooled Financing
               Program):
   1,500,000  Series A, Variable Rate, 4.05%, 10/1/27.........1,500,000
   5,800,000  Series B, Variable Rate, 4.05%, 10/1/27.........5,800,000
   1,545,000  Erie County Hospital Authority Revenue,
               (Hamot Health Foundation), Series A,
               4.00%, 5/15/99.................................1,545,119
   2,900,000  Pennsylvania Higher Educational Facilities
               Authority Revenue, (CICU Financing
               Program), Series B2, 2.95%, 11/1/99............2,900,000
   1,200,000  Pennsylvania, Second Series, 5.00%, 10/15/99....1,208,816
   1,300,000  Venango Industrial Development Authority,
               (Pennzoil Co. Project), Variable Rate,
               4.10%, 12/1/12.................................1,300,000
                                                             16,433,935

See Notes to Schedules of Investments.

 30  Janus Income Funds / April 30, 1999

SCHEDULE OF INVESTMENTS (UNAUDITED)

PRINCIPAL AMOUNT                                         MARKET VALUE
-----------------------------------------------------------------------
Tennessee - 5.4%
              Hamilton County Industrial Development
               Board Industrial Development Revenue:
   $ 200,000  (Komatsu America Manufacturing),
               5.45%, 11/1/05.................................$ 200,000
   5,000,000  (Tennessee Aquarium-IMAX), Variable Rate,
               4.00%, 3/1/15..................................5,000,000
              Montgomery County Public Building
               Authority Pooled Financing Revenue:
   1,100,000  (Montgomery County Loan), Variable Rate,
               4.00%, 7/1/19..................................1,100,000
   1,400,000  (Tennessee County), Variable Rate,
               4.00%, 11/1/27.................................1,400,000
   2,000,000  Signal Mountain Health Education, (Alexian
               Village), Variable Rate, 3.30%, 1/1/28.........2,000,000
                                                              9,700,000
Texas - 1.3%
   1,075,000  Longview Refunding and Improvement,
               4.00%, 6/1/99..................................1,075,175
     200,000  Metropolitan Higher Education Authority
               (University of Dallas Project), Variable Rate,
               4.95%, 12/1/04...................................200,000
   1,000,000  Trinity River Authority Pollution Control
               Revenue, (LaFarge Corp. Project),
               Variable Rate, 3.70%, 6/1/02...................1,000,000
                                                              2,275,175
Utah - 0.3%
     630,000  Springville Electric Revenue Refunding,
               3.20%, 3/1/00....................................630,000
Virginia - 3.1%
              Suffolk Redevelopment and Housing
               Authority Multi-Family Housing Revenue:
   2,883,000  (Rental-Windsor Potomac), Variable Rate,
               4.30%, 12/1/07.................................2,883,000
     338,000  Variable Rate, 3.80%, 12/1/07.....................338,000
   2,300,000  Variable Rate, 4.30%, 12/1/07...................2,300,000
                                                              5,521,000
Washington - 5.9%
   1,000,000  King County School District (No. 412)
               Shoreline Refunding, 4.50%, 12/1/99............1,008,294
   2,000,000  Washington Public Power Supply System
               Nuclear Project (No. 3) Revenue, Series B,
               7.25%, 7/1/15..................................2,090,707
              Washington State Housing Finance
               Commission Nonprofit Housing Revenue:
  $  300,000  (Emerald Heights Project), Variable Rate,
               4.30%, 1/1/21................................$   300,000
   3,345,000  (Panorama City Project), Variable Rate,
               4.50%, 1/1/27..................................3,345,000
   1,400,000  Washington State Housing Finance Commission
               Multifamily Mortgage Revenue, (Mills Plain
               Crossing Project), 4.05%, 1/1/10...............1,400,000
   2,550,000  Washington State Public Power Supply System
               Nuclear Project (No. 1) Refunding Revenue,
               7.15%, 7/1/02..................................2,616,800
                                                             10,760,801
Wisconsin - 4.5%
   3,000,000  Brown Deer School District Tax and Revenue
               Anticipation Promissory Notes,
               3.60%, 10/28/99................................3,002,840
   2,000,000  Mukwonago School District Tax and Revenue
               Anticipation Promissory Notes,
               3.98%, 8/27/99.................................2,001,431
   2,295,000  Ripon School District Bond Anticipation Notes,
               4.70%, 9/1/99..................................2,302,869
     900,000  Wisconsin Health and Educational Facilities
               Authority Revenue, (Alverno College
               Project), 4.30%, 11/1/17.........................900,000
                                                              8,207,140
Wyoming - 3.3%
   1,500,000  Campbell County School District (No. 1)
               Gillette, Tax Anticipation Warrants,
               4.00%, 6/25/99.................................1,500,434
   4,400,000  Uinta County Pollution Control Revenue,
               (Chevron U.S.A., Inc. Project), Variable Rate,
               4.25%, 8/15/20.................................4,400,000
                                                              5,900,434
-----------------------------------------------------------------------
Total Investments (total cost $170,445,039) - 94.1%.........170,445,039
-----------------------------------------------------------------------
Cash, Receivables and Other Assets, net of
 Liabilities - 5.9%..........................................10,762,718
-----------------------------------------------------------------------
Net Assets - 100%..........................................$181,207,757
-----------------------------------------------------------------------

See Notes to Schedules of Investments.

                                        Janus Income Funds / April 30, 1999   31

Statements of Operations - Bond Funds

                                                                                                      Janus              Janus
                                                              Janus                Janus             Federal           Short-Term
For the six months ended April 30, 1999, (unaudited)     Flexible Income         High-Yield         Tax-Exempt            Bond
(all numbers in thousands)                                    Fund                  Fund               Fund               Fund
---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                   $41,690              $14,125             $2,619             $4,015
  Dividends                                                      569                   62                 --                 --
  Foreign tax withheld                                            --                   --                 --                 --
Total Income                                                  42,259               14,187              2,619              4,015
Expenses:
  Advisory fees                                                3,461                1,137                295                429
  Transfer agent fees and expenses                             1,171                  303                101                144
  Registration fees                                              130                   58                 50                 36
  Postage and mailing expenses                                    44                   17                  6                  9
  Custodian fees                                                  60                   26                 18                 18
  Printing expenses                                               62                   15                 13                 13
  Audit fees                                                       5                   26                 10                  7
  Trustees' fees and expenses                                      1                    3                  1                  1
  Other expenses                                                  22                   11                  4                  7
Total Expenses                                                 4,956                1,596                498                664
Expense and Fee Offsets                                         (88)                 (36)                (6)                (6)
Net Expenses                                                   4,868                1,560                492                658
Less: Excess Expense Reimbursement                                --                 (36)              (173)              (229)
Net Expenses after Expense Reimbursement                       4,868                1,524                319                429
Net Investment Income                                         37,391               12,663              2,300              3,586
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions        4,473                (328)                 85              (564)
  Net realized gain/(loss) from foreign currency
    transactions                                               (193)                 (11)                 --                 --
  Net realized gain(loss) from futures transactions            3,551                   --                 38                 32
  Change in unrealized appreciation/depreciation of
    investments                                              (2,812)               18,350              (913)              (834)
Net Gain/(Loss) on Investments                                 5,019               18,011              (790)            (1,366)
Net Increase in Net Assets Resulting from Operations         $42,410              $30,674             $1,510             $2,220

See Notes to Financial Statements.

 32  Janus Income Funds / April 30, 1999

                                 Statements of Assets & Liabilities - Bond Funds

                                                                                                     Janus           Janus
                                                                   Janus             Janus          Federal        Short-Term
As of April 30, 1999, (unaudited)                             Flexible Income      High-Yield      Tax-Exempt         Bond
(all numbers in thousands except net asset value per share)        Fund               Fund            Fund            Fund
-----------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                           $1,301,124          $318,709        $107,720        $134,829
  Investments at value                                          $1,312,624          $315,098        $108,973        $134,389
  Cash                                                                  79             4,254              22              60
  Receivables:
    Investments sold                                                33,747            35,568              --              --
    Fund shares sold                                                 5,413             2,297             741           1,730
    Dividends                                                           --                16              --              --
    Interest                                                        25,193             7,285           1,942           2,643
  Other assets                                                          11                 4               1               1
  Variation margin - Futures contract                                1,367                --              46              --
  Forward currency contracts                                           542                --              --              --
Total Assets                                                     1,378,976           364,522         111,725         138,823
Liabilities
  Payables:
    Investments purchased                                           37,624            31,686              --              --
    Fund shares repurchased                                          5,926             1,192             680             654
    Dividends                                                          448               228              40               4
    Advisory fee                                                       621               194               1              34
    Transfer agent fee                                                 242                50              19              25
  Accrued expenses                                                     137                52              29              21
Total Liabilities                                                   44,998            33,402             769             738
Net Assets                                                      $1,333,978          $331,120        $110,956        $138,085
Shares Outstanding, $0.01 Par Value (unlimited shares
  authorized)                                                      135,263            30,455          15,364          47,994
Net Asset Value Per Share                                            $9.86            $10.87           $7.22           $2.88

See Notes to Financial Statements.

                                        Janus Income Funds / April 30, 1999   33

Statements of Changes in Net Assets - Bond Funds

                                                                                                        Janus
                                                       Janus                     Janus                 Federal
For the six months ended April 30, 1999,          Flexible Income              High-Yield             Tax-Exempt
(unaudited) and for the fiscal year ended               Fund                      Fund                   Fund
October 31 (all numbers in thousands)            1999         1998         1999         1998       1999       1998
------------------------------------------------------------------------------------------------------------------
Operations:
 Net investment income                     $   37,391   $   59,625   $   12,663   $   29,888   $  2,300   $  3,530
 Net realized gain/(loss) from investment
   transactions                                 7,831       13,197        (339)      (1,034)        123        945
 Change in unrealized net
   appreciation/(depreciation) of
   investments                                (2,812)      (8,610)       18,350     (28,168)      (913)        701
Net Increase in Net Assets Resulting from
 Operations                                    42,410       64,212       30,674          686      1,510      5,176
Dividends and Distributions to
 Shareholders:
 Net investment income*                      (37,377)     (59,616)     (12,566)     (29,888)    (2,300)    (3,530)
 Net realized gain from investment
   transactions*                             (12,257)     (15,666)        (128)     (16,609)         --         --
Net Decrease from Dividends and
 Distributions                               (49,634)     (75,282)     (12,694)     (46,497)    (2,300)    (3,530)
Capital Share Transactions:
 Shares sold                                  527,512      693,045      254,165      498,190     54,885     72,196
 Reinvested dividends and distributions        43,673       65,588       10,626       40,580      1,937      2,930
 Shares repurchased                         (333,574)    (371,073)    (219,868)    (526,164)   (36,701)   (47,202)
Net Increase/(Decrease) from Capital
 Share Transactions                           237,611      387,560       44,923       12,606     20,121     27,924
Net Increase/(Decrease) in Net Assets         230,387      376,490       62,903     (33,205)     19,331     29,570
Net Assets:
 Beginning of period                        1,103,591      727,101      268,217      301,422     91,625     62,055
 End of period                             $1,333,978   $1,103,591   $  331,120   $  268,217   $110,956   $ 91,625
Net Assets Consist of:
 Capital (par value and paid-in surplus)*  $1,312,863   $1,075,251   $  336,208   $  291,286   $110,086   $ 89,965
 Undistributed net investment
   income/(loss)*                                 723          708           91          (6)         --         --
 Undistributed net realized gain/(loss)
   from investments*                            8,149       12,577      (1,568)      (1,101)      (383)      (506)
 Unrealized appreciation/(depreciation)
   of investments                              12,243       15,055      (3,611)     (21,962)      1,253      2,166
Total Net Assets                           $1,333,978   $1,103,591   $  331,120   $  268,217   $110,956   $ 91,625
Transactions in Fund Shares:
 Shares sold                                   53,190       69,152       23,939       43,131      7,559      9,960
 Reinvested distributions                       4,403        6,575          994        3,557        267        405
Total                                          57,593       75,727       24,933       46,688      7,826     10,365
 Shares Repurchased                          (33,650)     (37,113)     (20,634)     (46,003)    (5,057)    (6,525)
 Net Increase/(Decrease) in Fund Shares        23,943       38,614        4,299          685      2,769      3,840
 Shares Outstanding Beginning of Period       111,320       72,706       26,156       25,471     12,595      8,755
 Shares Outstanding End of Period             135,263      111,320       30,455       26,156     15,364     12,595
Purchases and Sales of Investment
 Securities:
 (excluding short-term securities)
   Purchases of securities                 $  775,577   $1,189,828   $  588,890   $1,125,306   $ 35,451   $161,215
   Proceeds from sales of securities          443,427    1,005,118      537,837    1,151,400     19,827    131,902
   Purchases of long-term U.S. government
     obligations                              128,376      367,064       30,495       41,042      6,137     25,207
   Proceeds form sales of long-term U.S.
     government obligations                   203,821      210,399       36,025       36,070      3,909     28,292


                                                     Janus
For the six months ended April 30, 1999,           Short-Term
(unaudited) and for the fiscal year ended             Fund
October 31 (all numbers in thousands)           1999        1998
-----------------------------------------  ---------------------
Operations:
 Net investment income                     $   3,586   $   5,297
 Net realized gain/(loss) from investment
   transactions                                (532)         401
 Change in unrealized net
   appreciation/(depreciation) of
   investments                                 (834)        (14)
Net Increase in Net Assets Resulting from
 Operations                                    2,220       5,684
Dividends and Distributions to
 Shareholders:
 Net investment income*                      (3,577)     (5,297)
 Net realized gain from investment
   transactions*                                  --          --
Net Decrease from Dividends and
 Distributions                               (3,577)     (5,297)
Capital Share Transactions:
 Shares sold                                 126,847     174,846
 Reinvested dividends and distributions        3,282       4,807
 Shares repurchased                        (131,593)    (97,042)
Net Increase/(Decrease) from Capital
 Share Transactions                          (1,464)      82,611
Net Increase/(Decrease) in Net Assets        (2,821)      82,998
Net Assets:
 Beginning of period                         140,906      57,908
 End of period                             $ 138,085   $ 140,906
Net Assets Consist of:
 Capital (par value and paid-in surplus)*  $ 141,475   $ 142,939
 Undistributed net investment
   income/(loss)*                                 10           1
 Undistributed net realized gain/(loss)
   from investments*                         (2,960)     (2,428)
 Unrealized appreciation/(depreciation)
   of investments                              (440)         394
Total Net Assets                           $ 138,085   $ 140,906
Transactions in Fund Shares:
 Shares sold                                  43,828      60,319
 Reinvested distributions                      1,134       1,658
Total                                         44,962      61,977
 Shares Repurchased                         (45,465)    (33,460)
 Net Increase/(Decrease) in Fund Shares        (503)      28,517
 Shares Outstanding Beginning of Period       48,497      19,980
 Shares Outstanding End of Period             47,994      48,497
Purchases and Sales of Investment
 Securities:
 (excluding short-term securities)
   Purchases of securities                 $  25,662   $  99,607
   Proceeds from sales of securities          14,608      40,081
   Purchases of long-term U.S. government
     obligations                              31,378      64,672
   Proceeds form sales of long-term U.S.
     government obligations                   47,753      43,995

 * See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

 34  Janus Income Funds / April 30, 1999

                                               Financial Highlights - Bond Funds

For a share outstanding during the six months
ended April 30, 1999, (unaudited) or through                                  Janus Flexible Income Fund
each fiscal year or period ended October 31             1999           1998         1997         1996         1995         1994
Net Asset Value, Beginning of Period                   $9.91         $10.00        $9.65        $9.55        $8.96       $10.03
Income from Investment Operations:
  Net investment income                                  .31            .67          .69          .73          .72          .74
  Net gains/(losses) on securities (both
     realized and realized)                              .05            .12          .37          .10          .59        (.86)
Total from Investment Operations                         .36            .79         1.06          .83         1.31        (.12)
Less Distributions:
  Dividends (from net investment income)               (.31)          (.67)        (.69)        (.73)        (.72)        (.72)
  Distributions (from capital gains)                   (.10)          (.21)        (.02)           --           --        (.23)
Total Distributions                                    (.41)          (.88)        (.71)        (.73)        (.72)        (.95)
Net Asset Value, End of Period                         $9.86          $9.91       $10.00        $9.65        $9.55        $8.96
Total Return*                                          3.70%          8.14%       11.48%        9.01%       15.35%      (1.26%)
Net Assets, End of Period (in thousands)          $1,333,978     $1,103,591     $727,101     $603,655     $580,359     $377,345
Average Net Assets for the Period (in thousands)  $1,214,578       $892,853     $656,422     $603,694     $450,001     $428,962
Ratio of Gross Expenses to Average Net
  Assets**(1)                                          0.82%          0.84%        0.87%        0.88%        0.96%           NA
Ratio of Net Expenses to Average Net Assets**(1)       0.81%          0.82%        0.86%        0.87%        0.96%        0.93%
Ratio of Net Investment Income to Average Net
  Assets**                                             6.21%          6.68%        7.10%        7.60%        7.91%        7.75%
Portfolio Turnover Rate**                               116%           148%         207%         214%         250%         137%

For a share outstanding during the six months
ended April 30, 1999, (unaudited) or through                                        Janus High-Yield Fund
each fiscal year or period ended October 31                       1999              1998              1997           1996(2)
Net Asset Value, Beginning of Period                            $10.25            $11.83            $11.12            $10.00
Income from Investment Operations:
  Net investment income                                            .44               .90               .97               .80
  Net gains/(losses) on securities (both realized and
    unrealized)                                                    .62            (1.02)               .82              1.12
Total from Investment Operations                                  1.06             (.12)              1.79              1.92
Less Distributions:
  Dividends (from net investment income)                         (.44)             (.90)             (.97)             (.80)
  Distributions (from capital gains)                                --             (.56)             (.11)                --
Total Distributions                                              (.44)            (1.46)            (1.08)             (.80)
Net Asset Value, End of Period                                  $10.87            $10.25            $11.83            $11.12
Total Return*                                                   10.30%           (1.45%)            16.94%            19.71%
Net Assets, End of Period (in thousands)                      $331,120          $268,217          $301,422          $210,933
Average Net Assets for the Period (in thousands)              $307,214          $380,942          $266,213           $88,126
Ratio of Gross Expenses to Average Net Assets**(1)               1.02%(3)          0.99%             1.03%(3)          1.01%(3)
Ratio of Net Expenses to Average Net Assets**(1)                 1.00%             0.96%             1.00%             1.00%
Ratio of Net Investment Income to Average Net Assets**           8.31%             7.85%             8.45%             9.00%
Portfolio Turnover Rate**                                         409%              336%              404%              324%

* Total return not annualized for periods of less than one year.
** Annualized for periods less than one year.
(1) See "Explanation of the Charts and Tables."
(2) Fiscal period December 29, 1995 (inception) to October 31, 1996.
(3) The ratio was 1.05% in 1999, 1.04% in 1997 and 1.18% in 1996 before waiver of certain fees incurred by the Fund.
NA - Disclosure not required for prior periods.

See Notes to Financial Statements.

                                        Janus Income Funds / April 30, 1999   35

For a share outstanding during the six months
ended April 30, 1999, (unaudited) or through                                    Janus Federal Tax-Exempt Fund
each fiscal year or period ended October 31                   1999        1998        1997        1996        1995        1994
Net Asset Value, Beginning of Period                         $7.27       $7.09       $6.92       $6.88       $6.45       $7.30
Income from Investment Operations:
  Net investment income                                        .17         .34         .35         .36         .36         .36
  Net gains/(losses) on securities (both realized and
    unrealized)                                              (.05)         .18         .17         .04         .43       (.83)
Total from Investment Operations                               .12         .52         .52         .40         .79       (.47)
Less Distributions:
  Dividends (from net investment income)                     (.17)       (.34)       (.35)       (.36)       (.36)       (.36)
  Distributions (from capital gains)                            --          --          --          --          --       (.02)
Total Distributions                                          (.17)       (.34)       (.35)       (.36)       (.36)       (.38)
Net Asset Value, End of Period                               $7.22       $7.27       $7.09       $6.92       $6.88       $6.45
Total Return*                                                1.65%       7.65%       7.72%       5.94%      12.60%     (6.62%)
Net Assets, End of Period (in thousands)                  $110,956     $91,625     $62,055     $44,858     $32,593     $26,464
Average Net Assets for the Period (in thousands)           $98,962     $74,133     $53,574     $36,312     $29,318     $28,384
Ratio of Gross Expenses to Average Net Assets**(1)           0.66%(2)    0.67%(2)    0.66%(2)    0.68%(2)    0.70%(2)       NA
Ratio of Net Expenses to Average Net Assets**(1)             0.65%       0.65%       0.65%       0.65%       0.65%       0.65%(2)
Ratio of Net Investment Income to Average Net Assets**       4.69%       4.76%       5.00%       5.18%       5.43%       5.20%
Portfolio Turnover Rate**                                      52%        227%        304%        225%        164%        160%

For a share outstanding during the six months
ended April 30, 1999, (unaudited) or through                                   Janus Short-Term Bond Fund
each fiscal year or period ended October 31                  1999         1998        1997        1996        1995        1994
Net Asset Value, Beginning of Period                        $2.91        $2.90       $2.86       $2.84       $2.87       $3.02
Income from investment operations:
  Net investment income                                       .08          .17         .17         .16         .18         .18
  Net gains/(losses) on securities (both realized and
    unrealized)                                             (.03)          .01         .04         .02       (.03)       (.15)
Total from Investment Operations                              .05          .18         .21         .18         .15         .03
Less Distributions:
  Dividends (from net investment income)                    (.08)        (.17)       (.17)       (.16)       (.18)       (.17)
  Distributions (from capital gains)                           --           --          --          --          --       (.01)
Total Distributions                                         (.08)        (.17)       (.17)       (.16)       (.18)       (.18)
Net Asset Value, End of Period                              $2.88        $2.91       $2.90       $2.86       $2.84       $2.87
Total Return*                                               1.68%        6.49%       7.70%       6.49%       5.55%       1.26%
Net Assets, End of Period (in thousands)                 $138,085     $140,906     $57,908     $40,784     $48,117     $54,285
Average Net Assets for the Period (in thousands)         $133,070      $89,556     $48,421     $42,203     $47,383     $59,584
Ratio of Gross Expenses to Average Net Assets**(1)          0.66%(3)     0.67%(3)    0.67%(3)    0.67%(3)    0.66%(3)       NA
Ratio of Net Expenses to Average Net Assets**(1)            0.65%        0.65%       0.65%       0.65%       0.65%       0.65%(3)
Ratio of Net Investment Income to Average Net Assets**      5.44%        5.91%       6.03%       5.57%       6.67%       6.08%
Portfolio Turnover Rate**                                     89%         101%        133%        486%        337%        346%

* Total return not annualized for periods of less than one year.
** Annualized for periods less than one year.
(1) See "Explanation of Charts and Tables".
(2) The ratio was 1.02% in 1999, 0.99% in 1998, 1.11% in 1997, 1.14% in 1996,
    1.31% in 1995 and 1.41% in 1994 before waiver of certain fees incurred by the Fund.
(3) The ratio was 1.01% in 1999, 1.06% in 1998, 1.20% in 1997, 1.23% in 1996,
    1.23% in 1995, and 1.15% in 1994 before waiver of certain fees incurred by the Fund.
NA - Disclosure not required for prior periods.

See Notes to Financial Statements.

 36  Janus Income Funds / April 30, 1999

                                  Statements of Operations - Money Market Funds

                                                                                       Janus                 Janus
                                                                 Janus               Government            Tax-Exempt
For the six months ended April 30, 1999, (unaudited)          Money Market          Money Market          Money Market
(all numbers in thousands)                                        Fund                  Fund                  Fund
----------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                      $177,247              $24,762                $3,031
                                                                 177,247               24,762                 3,031
Expenses:
  Advisory fee for investor shares                                   782                  102                    56
  Advisory fee for institutional shares                            2,650                  374                    30
  Advisory fee for service shares                                     16                   20                     4
  Administrative fee for investor shares                           3,910                  509                   282
  Administrative fee for institutional shares                      1,325                  187                    15
  Administrative fee for service shares                                8                   10                     2
  Service fee for service shares                                      40                   51                     9
  Audit fees                                                           8                    5                     4
  Trustees' fees and expenses                                         36                    4                     1
Total Expenses                                                     8,775                1,262                   403
Net Investment Income                                            168,472               23,500                 2,628
Net Realized Gain on Investments                                     155                   69                     3
Net Increase in Net Assets Resulting from Operations            $168,627              $23,569                $2,631

                        Statements of Assets & Liabilities - Money Market Funds

                                                                                     Janus               Janus
                                                                 Janus             Government          Tax-Exempt
As of April 30, 1999, (unaudited)                             Money Market        Money Market        Money Market
(all numbers in thousands except net asset value per share)       Fund                Fund                Fund
------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at amortized cost                                $6,527,340          $2,000,077           $170,445
  Cash                                                                 50                  86              5,270
  Receivables:
    Investments sold                                                   --                  --              8,702
    Fund shares sold                                               27,867               1,087              1,615
    Interest                                                       35,645               1,885              1,128
Total Assets                                                    6,590,902           2,003,135            187,160
Liabilities:
  Payables:
    Investments purchased                                          25,000                  --              5,200
    Fund shares repurchased                                        28,712               1,815                658
    Dividends and distributions                                    13,114               2,835                 22
    Advisory fee                                                      630                  85                 16
    Administrative fee                                                981                 123                 53
    Service fees                                                        5                  12                 --
    Audit fee                                                           8                   4                  3
    Trustees' fees and expenses                                        28                  --                 --
Total Liabilities                                                  68,478               4,874              5,952
Total Net Assets                                               $6,522,424          $1,998,261           $181,208
Shares Outstanding, $0.01 Par Value (unlimited shares
  authorized)                                                   6,522,274           1,998,192            181,205
Net Asset Value Per Share                                           $1.00               $1.00              $1.00

See Notes to Financial Statements.

                                        Janus Income Funds / April 30, 1999   37

Statements of Changes in Net Assets - Money Market Funds

                                                                       Janus                   Janus Government
For the six months ended April 30, 1999, (unaudited)                Money Market                  Money Market
and the fiscal year ended October 31                                    Fund                          Fund
(all numbers in thousands)                                     1999            1998           1999           1998
-----------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                               $     168,472   $     261,256   $     23,500   $     24,976
  Net realized gain/(loss) from investment
    transactions                                                155             161             69             10
Net Increase in Net Assets Resulting from Operations        168,627         261,417         23,569         24,986
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares                                        (35,524)        (57,683)        (4,460)        (7,537)
    Institutional Shares                                  (132,175)       (202,020)       (18,118)       (17,406)
    Service Shares                                            (773)         (1,553)          (922)           (33)
  Net realized gain/(loss) from investment
    transactions:
    Investor Shares                                             (1)            (42)             --            (5)
    Institutional Shares                                        (4)           (118)             --            (5)
    Service Shares                                               --             (1)             --             --
Net Decrease from Dividends and Distributions             (168,477)       (261,417)       (23,500)       (24,986)
Capital Share Transactions:
  Shares sold:
    Investor Shares                                       3,828,954       5,447,777        233,783        384,359
    Institutional Shares                                 64,345,301      89,394,668      2,901,000      2,152,976
    Service Shares                                          161,553         323,786         74,908          2,772
  Reinvested dividends and distributions:
    Investor Shares                                          33,717          54,458          4,264          7,176
    Institutional Shares                                     32,561          60,862          2,004          3,884
    Service Shares                                              779           1,560             14             28
  Shares repurchased:
    Investor Shares                                     (3,624,891)     (5,042,859)      (230,279)      (310,430)
    Institutional Shares                               (64,605,939)    (87,252,582)    (2,004,252)    (1,371,965)
    Service Shares                                        (158,213)       (293,167)       (19,929)          (658)
Net Increase from Capital Share Transactions                 13,822       2,694,503        961,513        868,142
Net Increase in Net Assets                                   13,972       2,694,503        961,582        868,142
Net Assets:
  Beginning of period                                     6,508,452       3,813,949      1,036,679        168,537
  End of period                                       $   6,522,424   $   6,508,452   $  1,998,261   $  1,036,679
Net Assets Consist of:
  Capital (par value and paid-in surplus)             $   6,522,274   $   6,508,452   $  1,998,192   $  1,036,679
  Undistributed net realized gain/(loss) from
    investments                                                 150              --             69             --
Total Net Assets                                      $   6,522,424   $   6,508,452   $  1,998,261   $  1,036,679
Transactions in Fund Shares - Investor Shares
  Shares sold                                             3,828,954       5,447,777        233,783        384,359
  Reinvested dividends and distributions                     33,717          54,458          4,264          7,176
Total                                                     3,862,671       5,502,235        238,047        391,535
Shares Repurchased                                      (3,624,891)     (5,042,859)      (230,279)      (310,430)
Net Increase/(Decrease) in Fund Shares                      237,780         459,376          7,768         81,105
Shares Outstanding Beginning of Period                    1,492,023       1,032,647        213,239        132,134
Shares Outstanding End of Period                          1,729,803       1,492,023        221,007        213,239
Transactions in Fund Shares - Institutional Shares
  Shares sold                                            64,345,301      89,394,668      2,901,000      2,152,976
  Reinvested dividends and distributions                     32,561          60,862          2,004          3,884
Total                                                    64,377,862      89,455,530      2,903,004      2,156,860
Shares Repurchased                                     (64,605,939)    (87,252,582)    (2,004,252)    (1,371,965)
Net Increase/(Decrease) in Fund Shares                    (228,077)       2,202,948        898,752        784,895
Shares Outstanding Beginning of Period                    4,973,909       2,770,961        820,670         35,775
Shares Outstanding End of Period                          4,745,832       4,973,909      1,719,422        820,670
Transactions in Fund Shares - Service Shares
  Shares sold                                               161,553         323,786         74,908          2,772
  Reinvested dividends and distributions                        779           1,560             14             28
Total                                                       162,332         325,346         74,922          2,800
Shares Repurchased                                        (158,213)       (293,167)       (19,929)          (658)
Net Increase/(Decrease) in Fund Shares                        4,119          32,179         54,993          2,142
Shares Outstanding Beginning of Period                       42,520          10,341          2,770            628
Shares Outstanding End of Period                             46,639          42,520         57,763          2,770

                                                             Janus Tax-Exempt
For the six months ended April 30, 1999, (unaudited)           Money Market
and the fiscal year ended October 31                               Fund
(all numbers in thousands)                                  1999         1998
----------------------------------------------------  -----------------------
Operations:
  Net investment income                               $    2,628   $    3,664
  Net realized gain/(loss) from investment
    transactions                                               3           26
Net Increase in Net Assets Resulting from Operations       2,631        3,690
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares                                      (1,554)      (2,879)
    Institutional Shares                                   (964)        (678)
    Service Shares                                         (110)        (107)
  Net realized gain/(loss) from investment
    transactions:
    Investor Shares                                           --         (21)
    Institutional Shares                                      --          (3)
    Service Shares                                            --          (2)
Net Decrease from Dividends and Distributions            (2,628)      (3,690)
Capital Share Transactions:
  Shares sold:
    Investor Shares                                      151,355      330,543
    Institutional Shares                                 385,160      211,444
    Service Shares                                           419       38,120
  Reinvested dividends and distributions:
    Investor Shares                                        1,480        2,765
    Institutional Shares                                     794          589
    Service Shares                                           108          110
  Shares repurchased:
    Investor Shares                                    (137,528)    (309,566)
    Institutional Shares                               (367,441)    (174,273)
    Service Shares                                      (17,168)     (20,544)
Net Increase from Capital Share Transactions              17,179       79,188
Net Increase in Net Assets                                17,182       79,188
Net Assets:
  Beginning of period                                    164,026       84,838
  End of period                                       $  181,208   $  164,026
Net Assets Consist of:
  Capital (par value and paid-in surplus)             $  181,205   $  164,026
  Undistributed net realized gain/(loss) from
    investments                                                3           --
Total Net Assets                                      $  181,208   $  164,026
Transactions in Fund Shares - Investor Shares
  Shares sold                                            151,355      330,543
  Reinvested dividends and distributions                   1,480        2,765
Total                                                    152,835      333,308
Shares Repurchased                                     (137,528)    (309,566)
Net Increase/(Decrease) in Fund Shares                    15,307       23,742
Shares Outstanding Beginning of Period                   105,011       81,269
Shares Outstanding End of Period                         120,318      105,011
Transactions in Fund Shares - Institutional Shares
  Shares sold                                            385,160      211,444
  Reinvested dividends and distributions                     794          589
Total                                                    385,954      212,033
Shares Repurchased                                     (367,441)    (174,273)
Net Increase/(Decrease) in Fund Shares                    18,513       37,760
Shares Outstanding Beginning of Period                    41,319        3,559
Shares Outstanding End of Period                          59,832       41,319
Transactions in Fund Shares - Service Shares
  Shares sold                                                419       38,120
  Reinvested dividends and distributions                     108          110
Total                                                        527       38,230
Shares Repurchased                                      (17,168)     (20,544)
Net Increase/(Decrease) in Fund Shares                  (16,641)       17,686
Shares Outstanding Beginning of Period                    17,696           10
Shares Outstanding End of Period                           1,055       17,696

See Notes to Financial Statements.

 38  Janus Income Funds / April 30, 1999

                                      Financial Highlights - Money Market Funds

For a share outstanding during the
six months ended April 30, 1999,                                                        Janus
(unaudited) or through each fiscal                                                   Money Market
year or period ended October 31                                                         Fund
INVESTOR SHARES                                                     1999         1998         1997       1996        1995(1)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                             $1.00         $1.00          $1.00       $1.00        $1.00
Income from Investment Operations:
  Net investment income                                              .02           .05            .05         .05          .04
Total from Investment Operations                                     .02           .05            .05         .05          .04
Less Dividends and Distributions:
  Dividends (from net investment income)                           (.02)         (.05)          (.05)       (.05)        (.04)
Total Dividends and Distributions                                  (.02)         (.05)          (.05)       (.05)        (.04)
Net Asset Value at End of Period                                   $1.00         $1.00          $1.00       $1.00        $1.00
Total Return*                                                      2.29%         5.25%          5.23%       5.13%        3.95%
Net Assets at End of Period (in thousands)                    $1,729,836    $1,492,023     $1,032,647    $773,887     $643,219
Average Net Assets for the Period (in thousands)              $1,576,791    $1,123,991       $883,052    $676,334     $461,311
Ratio of Expenses to Average Net Assets**(2)                       0.60%(3)      0.60%(3)       0.60%(3)    0.60%(3)     0.60%(3)
Ratio of Net Investment Income to Average Net Assets**(2)          4.54%         5.13%          5.09%       5.01%        5.56%

For a share outstanding during the
six months ended April 30, 1999,                                                     Janus Government
(unaudited) or through each fiscal                                                     Money Market
year or period ended October 31                                                           Fund
INVESTOR SHARES                                                     1999        1998         1997        1996       1995(1)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                             $1.00       $1.00        $1.00       $1.00        $1.00
Income from Investment Operations:
  Net investment income                                              .02         .05          .05         .05          .04
Total from Investment Operations                                     .02         .05          .05         .05          .04
Less Dividends and Distributions:
  Dividends (from net investment income)                           (.02)       (.05)        (.05)       (.05)        (.04)
Total Dividends and Distributions                                  (.02)       (.05)        (.05)       (.05)        (.04)
Net Asset Value at End of Period                                   $1.00       $1.00        $1.00       $1.00        $1.00
Total Return*                                                      2.21%       5.12%        5.11%       5.03%        3.90%
Net Assets at End of Period (in thousands)                      $221,021    $213,239     $132,133    $117,408     $199,307
Average Net Assets for the Period (in thousands)                $205,070    $150,525     $123,193    $112,059      $87,906
Ratio of Expenses to Average Net Assets**(2)                       0.60%(3)    0.60%(3)     0.60%(3)    0.60%(3)     0.60%(3)
Ratio of Net Investment Income to Average Net Assets**(2)          4.39%       5.01%        5.42%       4.91%        5.40%

* Total return is not annualized for periods of less than one year.
** Annualized for periods less than one year.
(1) Fiscal period February 15, 1995 (inception) to October 31, 1995.
(2) See "Explanation of Charts and Tables."
(3) The ratio was .70% before waiver of certain fees incurred by the fund.

See Notes to Financial Statements.

                                        Janus Income Funds / April 30, 1999   39

For a share outstanding during the
six months ended April 30, 1999,                                                   Janus Tax-Exempt
(unaudited) or through each fiscal                                                   Money Market
year or period ended October 31                                                          Fund
INVESTOR SHARES                                          1999             1998            1997            1996         1995(1)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                  $1.00            $1.00           $1.00           $1.00           $1.00
Income from Investment Operations:
  Net investment income                                   .01              .03             .03             .03             .02
Total from Investment Operations                          .01              .03             .03             .03             .02
Less Dividends and Distributions:
  Dividends (from net investment income)                (.01)            (.03)           (.03)           (.03)           (.02)
Total Dividends and Distributions                       (.01)            (.03)           (.03)           (.03)           (.02)
Net Asset Value at End of Period                        $1.00            $1.00           $1.00           $1.00           $1.00
Total Return*                                           1.38%            3.23%           3.20%           3.27%           2.40%
Net Assets at End of Period (in thousands)           $120,320         $105,011         $81,268         $74,638         $67,479
Average Net Assets for the Period (in thousands)     $113,959          $91,058         $75,929         $68,695         $57,366
Ratio of Expenses to Average Net Assets**(2)            0.60%(3)         0.60%(3)        0.60%(3)        0.60%(3)        0.60%(3)
Ratio of Net Investment Income to Average Net
  Assets**(2)                                           2.75%            3.16%           3.14%           3.22%           3.38%

For a share outstanding during the
six months ended April 30, 1999,                                                         Janus
(unaudited) or through each fiscal                                                    Money Market
year or period ended October 31                                                          Fund
INSTITUTIONAL SHARES                                           1999            1998            1997            1996       1995(4)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                        $1.00           $1.00           $1.00           $1.00         $1.00
Income from Investment Operations:
  Net investment income                                         .02             .06             .06             .05           .03
Total from Investment Operations                                .02             .06             .06             .05           .03
Less Dividends and Distributions:
  Dividends (from net investment income)                      (.02)           (.06)           (.06)           (.05)         (.03)
Total Dividends and Distributions                             (.02)           (.06)           (.06)           (.05)         (.03)
Net Asset Value at End of Period                              $1.00           $1.00           $1.00           $1.00         $1.00
Total Return*                                                 2.52%           5.72%           5.71%           5.61%         3.25%
Net Assets at End of Period (in thousands)               $4,745,948      $4,973,909      $2,770,961      $1,705,610      $304,952
Average Net Assets for the Period (in thousands)         $5,343,651      $3,620,872      $2,545,294        $874,431      $202,427
Ratio of Expenses to Average Net Assets**(2)                  0.15%(5)        0.15%(5)        0.15%(5)        0.15%(5)      0.15%(5)
Ratio of Net Investment Income to Average Net
  Assets**(2)                                                 4.99%           5.58%           5.54%           5.41%         5.86%

* Total return is not annualized for periods of less than one year.
** Annualized for periods less than one year.
(1) Fiscal period February 15, 1995 (inception) to October 31, 1995.
(2) See "Explanation of Charts and Tables."
(3) The ratio was .70% before waiver of certain fees incurred by the fund.
(4) Fiscal period April 17, 1995 (inception) to October 31, 1995.
(5) The ratio was .35% before waiver of certain fees incurred by the fund.

See Notes to Financial Statements.

 40  Janus Income Funds / April 30, 1999

For a share outstanding during the
six months ended April 30, 1999,                                                       Janus Government
(unaudited) or through each fiscal                                                       Money Market
year or period ended October 31                                                             Fund
INSTITUTIONAL SHARES                                                  1999          1998         1997         1996      1995(1)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                               $1.00         $1.00        $1.00        $1.00        $1.00
Income from Investment Operations:
  Net investment income                                                .02           .05          .05          .05          .03
Total from Investment Operations                                       .02           .05          .05          .05          .03
Less Dividends and Distributions:
  Dividends (from net investment income)                             (.02)         (.05)        (.05)        (.05)        (.03)
Total Dividends and Distributions                                    (.02)         (.05)        (.05)        (.05)        (.03)
Net Asset Value at End of Period                                     $1.00         $1.00        $1.00        $1.00        $1.00
Total Return*                                                        2.43%         5.59%        5.58%        5.50%        3.20%
Net Assets at End of Period (in thousands)                      $1,719,473      $820,670      $35,776      $59,490      $44,164
Average Net Assets for the Period (in thousands)                  $754,859      $321,174      $56,801      $53,398      $24,748
Ratio of Expenses to Average Net Assets**(2)                         0.15%(3)      0.15%(3)     0.15%(3)     0.15%(3)     0.15%(3)
Ratio of Net Investment Income to Average Net Assets**(2)            4.84%         5.42%        6.04%        5.34%        5.75%

For a share outstanding during the
six months ended April 30, 1999,                                                     Janus Tax-Exempt
(unaudited) or through each fiscal                                                     Money Market
year or period ended October 31                                                           Fund
INSTITUTIONAL SHARES                                             1999         1998        1997        1996      1995(1)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                          $1.00        $1.00       $1.00       $1.00        $1.00
Income from Investment Operations:
  Net investment income                                           .02          .04         .04         .04          .02
Total from Investment Operations                                  .02          .04         .04         .04          .02
Less Dividends and Distributions:
  Dividends (from net investment income)                        (.02)        (.04)       (.04)       (.04)        (.02)
Total Dividends and Distributions                               (.02)        (.04)       (.04)       (.04)        (.02)
Net Asset Value at End of Period                                $1.00        $1.00       $1.00       $1.00        $1.00
Total Return*                                                   1.61%        3.67%       3.67%       3.74%        2.09%
Net Assets at End of Period (in thousands)                    $59,832      $41,319      $3,560      $1,947      $11,192
Average Net Assets for the Period (in thousands)              $60,744      $18,859      $3,466      $1,754       $1,115
Ratio of Expenses to Average Net Assets**(2)                    0.15%(3)     0.15%(3)    0.15%(3)    0.15%(3)     0.15%(3)
Ratio of Net Investment Income to Average Net Assets**(2)       3.20%        3.60%       3.94%       3.82%        3.82%

* Total return is not annualized for periods of less than one year.
** Annualized for periods less than one year.
(1) Fiscal period April 17, 1995 (inception) to October 31, 1995.
(2) See "Explanation of Charts and Tables."
(3) The ratio was .35% before waiver of certain fees incurred by the fund.

See Notes to Financial Statements.

                                        Janus Income Funds / April 30, 1999   41

For a share outstanding during the
six months ended April 30, 1999,                                        Janus                            Janus Government
(unaudited) or through each fiscal                                   Money Market                          Money Market
year or period ended October 31                                          Fund                                  Fund
SERVICE SHARES                                              1999         1998      1997(1)         1999        1998      1997(1)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                     $1.00        $1.00        $1.00        $1.00       $1.00       $1.00
Income from Investment Operations:
  Net investment income                                      .02          .05          .05          .02         .05         .05
Total from Investment Operations                             .02          .05          .05          .02         .05         .05
Less Dividends and Distributions:
  Dividends (from net investment income)                   (.02)        (.05)        (.05)        (.02)       (.05)       (.05)
Total Dividends and Distributions                          (.02)        (.05)        (.05)        (.02)       (.05)       (.05)
Net Asset Value at End of Period                           $1.00        $1.00        $1.00        $1.00       $1.00       $1.00
Total Return*                                              2.39%        5.45%        5.14%        2.31%       5.33%       5.01%
Net Assets at End of Period (in thousands)               $46,640      $42,520      $10,341      $57,767      $2,770        $628
Average Net Assets for the Period (in thousands)         $32,599      $29,322         $913      $40,863        $639      $1,141
Ratio of Expenses to Average Net Assets**(2)               0.40%(3)     0.40%(3)     0.40%(3)     0.40%(3)    0.40%(3)    0.40%(3)
Ratio of Net Investment Income to Average Net
  Assets**(2)                                              4.79%        5.30%        5.02%        4.55%       5.15%       5.23%

For a share outstanding during the
six months ended April 30, 1999,
(unaudited) or through each fiscal                                         Janus Tax-Exempt
year or period ended October 31                                              Money Market
SERVICE SHARES                                                  1999             1998          1997(1)
------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                         $1.00            $1.00            $1.00
Income from Investment Operations:
  Net investment income                                          .01              .03              .03
Total from Investment Operations                                 .01              .03              .03
Less Dividends and Distributions:
Dividends (from net investment income)                         (.01)            (.03)            (.03)
Total Dividends and Distributions                              (.01)            (.03)            (.03)
Net Asset Value at End of Period                               $1.00            $1.00            $1.00
Total Return*                                                  1.48%            3.44%            3.22%
Net Assets at End of Period (in thousands)                    $1,056          $17,696              $10
Average Net Assets for the Period (in thousands)              $7,150           $3,215              $10
Ratio of Expenses to Average Net Assets**(2)                   0.40%(3)         0.40%(3)         0.40%(3)
Ratio of Net Investment Income to Average Net Assets**(2)      3.11%            3.32%            3.17%

* Total return is not annualized for periods of less than one year.
** Annualized for periods less than one year.
(1) Fiscal period November 22, 1996 (inception) to October 31, 1997.
(2) See "Explanation of Charts and Tables."
(3) The ratio was .60% before waiver of certain fees incurred by the fund.

See Notes to Financial Statements.

 42  Janus Income Funds / April 30, 1999

                                              Notes to Schedules of Investments

CAD Canadian Dollar

DEM German Deutschemark

EUR Euro

GBP British Pounds

*Non-income-producing security.

**A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

(+)Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

1) Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of April 30, 1999.

2) Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

3) Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's Custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                        Janus Income Funds / April 30, 1999   43

Notes to Financial Statements

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Four series of shares (the "Bond Funds") included in this report invest primarily in income-producing securities, and three series of shares (the "Money Market Funds") invest exclusively in high-quality money market instruments. Each of the Money Market Funds offers three classes of shares.

"Investor Shares" are available to the general public, and "Institutional Shares" are available only to investors that meet certain minimum account sizes. "Service Shares" are available through banks and other financial institutions.

The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the investment company industry.

INVESTMENT VALUATION

Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days for the Bond Funds and all money market securities in the Money Market Funds are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS
AND FUTURES CONTRACTS

The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss on foreign currency transactions.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's Custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Bond Funds may enter into "futures contracts" and "options" on securities, financial indexes, foreign currencies, forward contracts and interest rate swaps and swap-related products. The Bond Funds intend to

 44  Janus Income Funds / April 30, 1999
use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

ADDITIONAL INVESTMENT RISK

Janus High-Yield Fund and Janus Flexible Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

DIVIDEND DISTRIBUTIONS AND EXPENSES

Dividends are declared daily and distributed monthly. Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES

The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreements with the Bond Funds spell out the fee that the Funds must pay. Each of the Bond Funds is subject to the following schedule:

                           Average
                           Daily Net            Annual Rate    Expense Limit
Fee Schedule               Assets of Fund      Percentage(%)   Percentage(%)
----------------------------------------------------------------------------
Janus Flexible Income      First $300 Million       .65            1.00*
 Fund                      Over $300 Million        .55
----------------------------------------------------------------------------
Janus High-Yield Fund      First $300 Million       .75            1.00*
                           Over $300 Million        .65
----------------------------------------------------------------------------
Janus Federal              First $300 Million       .60             .65*
 Tax-Exempt Fund           Over $300 Million        .55
----------------------------------------------------------------------------
Janus Short-Term           First $300 Million       .65             .65*
 Bond Fund                 Over $300 Million        .55
----------------------------------------------------------------------------

*Janus Capital will waive certain fees and expenses to the extent that net expenses exceed the stated limits.

Each of the Money Market Funds pays Janus Capital .20% of average daily net assets as an investment advisory fee. Janus Capital has agreed to reduce its advisory fee for each of the Janus Money Market Funds to .10%. In addition, each class of shares of each Money Market Fund pays Janus Capital an administrative fee. This fee is .50%, .15%, and .40% of average daily net assets for the Investor Shares, Institutional Shares, and Service Shares, respectively. Janus Capital has agreed to reduce the administrative fee to .05% and .30% on the Institutional Shares and Service Shares, respectively. All other expenses of the Money Market Funds except Trustees fees and expenses, audit fees and interest expenses, are paid by Janus Capital.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per fund plus $4.00 per shareholder account from each Bond Fund for transfer agent services plus reimbursement of certain out-of-pocket expenses.

Officers and certain trustees of the Funds are also officers and/or directors of Janus Capital; however, they receive no compensation from the Funds.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds through Janus Capital and Janus Service. Fees paid to DST for the period ended April 30, 1999, are noted below.

DST FEES

Janus Flexible Income Fund             $88,067
Janus High-Yield Fund                   35,151
Janus Federal Tax-Exempt Fund           16,135
Janus Short-Term Bond Fund              26,721

                                        Janus Income Funds / April 30, 1999   45

3. FEDERAL INCOME TAX

The Funds have elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Net capital loss carryovers noted below as of October 31, 1998, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2002, and October 31, 2006. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 1999, are listed below. The federal tax cost for the Money Market Funds is the same as listed in the Statement of Assets and Liabilities.

                                                                                                                        Net
                                               Net Capital Loss    Federal Tax      Unrealized      Unrealized     Appreciation/
                                                  Carryovers           Cost        Appreciation   (Depreciation)   (Depreciation)
           ----------------------------------------------------------------------------------------------------------------------
           Janus Flexible Income Fund                      --     $1,301,519,256   $30,843,623    $(19,738,845)     $ 11,104,778
           Janus High-Yield Fund                           --        319,027,628     5,975,232      (9,905,032)      (3,929,800)
           Janus Federal Tax-Exempt Fund         $  (504,402)        107,721,551     1,981,143        (729,570)        1,251,573
           Janus Short-Term Bond Fund             (2,861,783)        135,091,852       414,929      (1,118,113)        (703,184)
           ----------------------------------------------------------------------------------------------------------------------

 46  Janus Income Funds / April 30, 1999

                                                Explanation of Charts and Tables

1. PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) to one or more widely used market indexes through April 30, 1999.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

4. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period. The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends

                                        Janus Income Funds / April 30, 1999   47
declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under the money investors contribute to the Funds through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Funds' expense ratios or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

Expense ratios prior to any expense offset are part of disclosure requirements imposed in 1996. Years prior to 1995 do not reflect this information.

The ratio of net investment income summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

 48  Janus Income Funds / April 30, 1999

                                                Year 2000 Discussion (unaudited)

Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Funds with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Funds invest or worldwide markets and economies.

                                        Janus Income Funds / April 30, 1999   49

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                              100 Fillmore Street
                          Denver, Colorado 80206-4923
                                 1-800-525-3713

           Funds distributed by Janus Distributors, Inc. Member NASD.

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